SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Statement
[ ] Confidential,  for Use of the Commission  Only  (as  permitted  by
       Rule  14a-6(e)(2))
[ ] Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        INFINITY BROADCASTING CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        INFINITY BROADCASTING CORPORATION
               --------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:

         -------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------
         5)  Total fee paid:

         -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         ---------------------------------
         2)  Form, Schedule or Registration Statement No:

         ---------------------------------
         3)  Filing Party:

         ---------------------------------
         4)  Date Filed:

         ---------------------------------

                        INFINITY BROADCASTING CORPORATION
                               600 Madison Avenue
                            New York, New York 10022


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       ----------------------------------


                  The Annual Meeting of Stockholders of Infinity Broadcasting Corporation (the "Company") will be held at the Le Parker Meridien Hotel, 118 West 57th Street, New York, New York 10019, on July 10, 1996, at 10:00 a.m. Eastern Time, for the following purposes:

         1.       To elect directors for the ensuing year;

         2. To vote upon a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock, par value $.002 per share, from 200,000,000 to 300,000,000 shares;

         3. To vote upon the ratification of the adoption of the Company's 1996 Long-Term Incentive Plan;

         4. To vote upon the approval of certain amendments to the Company's Cash Bonus Compensation Plan;

         5. To vote upon the ratification of the appointment of independent auditors for 1996; and

         6. To transact such other business as may properly come before the meeting.

                  Only stockholders of record as of the close of business on May 14, 1996, will be entitled to notice of and to vote at the meeting and any adjournments. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, STOCKHOLDERS ARE REQUESTED TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                  A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, which report contains consolidated financial statements and other information of interest with respect to the Company and its stockholders, is enclosed.


                                       By Order of the Board of Directors,


                                       ___________________________________
                                       Michael A. Wiener
May 14, 1996                           Co-Chairman of the Board and Secretary

                        INFINITY BROADCASTING CORPORATION
                               600 Madison Avenue
                            New York, New York 10022

                        --------------------------------

                                 PROXY STATEMENT

                                  May 14, 1996

                        --------------------------------


                  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Infinity
Broadcasting Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Le Parker Meridien Hotel, 118 West 57th Street, New York, New York 10019, on July 10, 1996, at 10:00 a.m. Eastern Time, and any adjournment thereof. This Proxy Statement and the enclosed proxy form are scheduled to be mailed to the stockholders commencing on May 21, 1996.

                  Holders of record of shares of each class of the Company's common stock at the close of business on May 14, 1996 are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the combined voting power of the issued and outstanding shares entitled to vote shall constitute a quorum. Abstentions and broker non-votes (that is, shares held for customers of a broker but not voted because of a lack of instructions from the broker's customers) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. As of the close of business on April 15, 1996, 76,416,065 shares of Class A Common Stock, par value $.002 per share (the "Class A Shares"), 8,319,045 shares of Class B Common Stock, par value $.002 per share (the "Class B Shares"), and 1,116,257 shares of Class C Common Stock, par value $.002 per share (the "Class C Shares" and, together with the Class A Shares and the Class B Shares, the "Common Stock"), were issued and outstanding. On March 18, 1996, the Company declared a three-for-two stock split in the form of a stock dividend payable on April 11, 1996 to holders of record of each class of the Common Stock on March 28, 1996 (the "Stock Dividend"). The Proxy Statement reflects the effect of the Stock Dividend.

                  Under the Company's Restated Certificate of Incorporation, in the election of directors, the holders of the Class A Shares are entitled by class vote, exclusive of all other stockholders, to elect two of the Company's directors, with each Class A Share being entitled to one vote. In addition, the holders of the Class C Shares are entitled by class vote, exclusive of all other stockholders, to elect two of the Company's directors, with each Class C Share being entitled to one vote. With respect to the election of the other five directors and other matters submitted to the stockholders for vote, (other than with respect to the proposed amendment to the Company's Restated Certificate of Incorporation) the holders of all classes of the Common Stock shall vote as a single class, with each Class A Share and each Class C Share being entitled to one vote and each Class B Share being entitled to ten votes. With respect to the proposed amendment to the Company's Restated Certificate of Incorporation, the holders of all classes of Common Stock shall vote as a single class, with each Class A Share and each Class C Share being entitled to one vote and each Class B Share being entitled to ten votes, and the holders of the Class A Shares shall vote separately as a class.

                  Shares represented by a proxy in the enclosed form of proxy, unless previously revoked, will be voted at the meeting if the proxy is executed and returned to the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. The form of proxy permits a specification as to whether or not shares represented by the proxy are to be voted for the election of all nominees for director or are to be withheld from certain nominees for director. The form of proxy divides the nominees into groups to be voted upon (1) by the holders of the Class A Shares,
(2) by the holders of the Class C Shares and (3) by the holders of all classes of Common Stock. A separate specification is provided for each such group of nominees. Only the Class A Shares are publicly traded.

The Class B Shares are held solely by Gerald Carrus, Michael A. Wiener and Mel Karmazin and their "affiliates", as defined in the Company's Restated Certificate of Incorporation. The Class C Shares are held solely by certain merchant banking partnerships (the "Lehman Investors") affiliated with Lehman Brothers Holdings, Inc.

                  The form of proxy also permits the specification of approval, disapproval or abstention as to the proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized Class A Shares from 200,000,000 to 300,000,000 shares. The holders of all classes of Common Stock voting as single class and the holders of the Class A Shares voting separately as a class are entitled to vote upon the proposal to amend the Company's Restated Certificate of Incorporation.

                  The form of proxy also permits the specification of approval, disapproval or abstention as to (1) the proposal to ratify the adoption of the Company's 1996 Long-Term Incentive Plan and (2) the proposal to approve certain amendments to the Company's Cash Bonus Compensation Plan. The holders of all classes of Common Stock are entitled to vote upon such proposals.

                  The form of proxy also permits the specification of approval, disapproval or abstention as to the proposal to ratify KPMG Peat Marwick LLP as the independent certified public accountants to audit the Company's books and records for the year ending on December 31, 1996. The holders of all classes of Common Stock are entitled to vote upon the proposals to ratify KPMG Peat Marwick LLP's appointment.

                  The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received shall be voted
(1) for the nominees for director named in this Proxy Statement, (2) for approval of the amendment to the Company's Restated Certificate of Incorporation, (3) for ratification of the adoption of the Company's 1996 Long-Term Incentive Plan, (4) for the approval of certain amendments to the Company's Cash Bonus Compensation Plan, and (5) for ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent certified public accountants. If a completed form of proxy is returned and specifies a vote for or against nominees to be elected by a holder of a class of shares not held by the person executing such proxy, the improper specification will be disregarded. In all other respects, however, the shares represented by such proxy will be voted as specified on the form of proxy, or, in the absence of further specification, as noted in this paragraph.

                  A stockholder who gives a proxy may revoke it at any time before it is exercised, by written notice to the Secretary or by voting in person at the Annual Meeting.

                  Management knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken other than for the election of directors, it is intended that shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares. Gerald Carrus and Michael A. Wiener, or either of them, each with full power of substitution, have been designated as proxies to vote the shares solicited hereby.


                              ELECTION OF DIRECTORS

                  The Board of Directors has nominated the nine incumbent directors named below for election as directors at the Annual Meeting, each to hold office until the annual meeting of stockholders to be held in 1997 and until his successor has been elected and has qualified. It is intended that shares represented by proxies in the accompanying form will be voted FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE FOLLOWING PAGES, UNLESS A CONTRARY DIRECTION IS INDICATED.

                  If any of the nominees should not be available for election, shares represented by proxies in the accompanying form will be voted FOR SUCH OTHER PERSON AS THE MANAGEMENT OF THE COMPANY MAY SELECT. The Board has no reason to believe that any nominee named below will be unavailable for election.

         Nominees for election to the Board of Directors shall be approved by the following vote:

         o        FOR  NOMINEES  TO BE  ELECTED  BY THE  HOLDERS  OF THE CLASS A
                  SHARES: by a plurality of the votes cast by holders of Class A Shares present in person or by proxy at the meeting, with each share being entitled to one vote.

         o        FOR  NOMINEES  TO BE  ELECTED  BY THE  HOLDERS  OF THE CLASS C
                  SHARES: by a plurality of the votes cast by holders of Class C Shares present in person or by proxy at the meeting, with each share being entitled to one vote.

         o FOR NOMINEES TO BE ELECTED BY THE HOLDERS OF ALL CLASSES OF COMMON STOCK: by a plurality of the votes cast by holders of all classes of Common Stock present in person or by proxy at the meeting, with each Class A Share and each Class C Share being entitled to one vote and each Class B Share being entitled to ten votes.

                  Abstentions   from  voting  on  the  election  of   directors,
including broker non-votes, will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW.

                  The following  biographical  and employment  information  with respect to the nominees for election as directors has been furnished to the Company by such nominees. Except as indicated, each of the nominees has had the same principal occupation for the last five years. Each of the nominees was elected to his present term of office at the last Annual Meeting of Stockholders.

NOMINEES TO BE ELECTED BY THE HOLDERS OF ALL CLASSES OF THE COMMON STOCK:

        GERALD CARRUS                  AGE 70       DIRECTOR SINCE 1979

          Mr. Carrus is Chairman of the Board of Directors and was Co-Chairman from mid-1988 to 1994. Mr. Carrus has also been the Treasurer of the Company since 1979 and he was President of the Company from 1979 until mid-1988. Mr. Carrus is also a director of Cronin Fasteners, Inc., Ensemble Music, Inc., Pudgies Chicken, Inc., The Carrus Corporation and Best Buys, Inc.

        MICHAEL A. WIENER              AGE 58       DIRECTOR SINCE 1972

          Mr. Wiener is Co-Chairman of the Board of Directors and was Chairman from 1979 to 1994. Mr. Wiener has also been the Secretary of the Company since 1979. Mr. Wiener is also a director of Ensemble Music, Inc., The Wiener Foundation, Central Synagogue (as Trustee), the Samuel Waxman Cancer Research Foundation and Best Buys, Inc.

        MEL KARMAZIN                   AGE 52       DIRECTOR SINCE 1984

          Mr. Karmazin is President and Chief Executive Officer of the Company and has held these offices since mid-1988. He was Executive Vice President of the Company from 1981 until mid-1988. Mr. Karmazin has also been the Chief Executive Officer and a director of Westwood One, Inc., an affiliate of the Company, since February 1994.

        FARID SULEMAN                  AGE 44       DIRECTOR SINCE FEBRUARY 1992

          Mr. Suleman is Vice President-Finance and Chief Financial Officer of the Company and has held these offices since 1986. He has also been the Chief Financial Officer and a director of Westwood One, Inc., an affiliate of the Company, since February 1994.

        STEVEN A. LERMAN               AGE 49       DIRECTOR SINCE FEBRUARY 1992

          Mr. Lerman has been a partner in the Washington, D.C. law firm of Leventhal, Senter & Lerman since 1986. He and his firm regularly serve as outside counsel to the Company with respect to certain matters, particularly regulatory matters before the Federal Communications Commission. Mr. Lerman also is a director of Westwood One, Inc.

NOMINEES TO BE ELECTED BY THE HOLDERS OF THE CLASS A SHARES:

        ALAN R. BATKIN                 AGE 51       DIRECTOR SINCE APRIL 1992

          Mr. Batkin is Vice Chairman of Kissinger Associates, Inc., a privately held firm that provides strategic geopolitical advice to a broad range of corporate clients. Mr. Batkin has been with Kissinger Associates since 1990. He served as a Managing Director of Lehman Brothers, Inc. from 1976 to 1990. He is also a director of Hasbro, Inc.

        JEFFREY SHERMAN                AGE 47       DIRECTOR SINCE 1994

          Mr.  Sherman  is  the  President  and  Chief   Operating   Officer  of
          Bloomingdales, a division of Federated Department Stores. Mr. Sherman has been with Bloomingdales since 1971.

NOMINEES TO BE ELECTED BY THE HOLDERS OF THE CLASS C SHARES:

        JAMES L. SINGLETON             AGE 40       DIRECTOR SINCE 1990

          Mr. Singleton has been a Vice Chairman of The Cypress Group Inc. since April 1994. Mr. Singleton was a Managing Director of Lehman Brothers, a division of a subsidiary of Lehman Brothers Holdings, Inc., from 1992 to 1994 and from 1990 to 1992, he was a Senior Vice President of Lehman Brothers, working in the Merchant Banking Group.

        JAMES A. STERN                 AGE 45       DIRECTOR SINCE 1990

          Mr. Stern has been a Chairman of The Cypress Group Inc. since April 1994. From 1984 to 1994 he served as a Managing Director of Lehman Brothers, a division of a subsidiary of Lehman Brothers Holdings, Inc. and from 1989 to 1994, he also headed the Merchant Banking Group of Lehman Brothers. Mr. Stern is also a director of K & F Industries, Inc., R.P. Scherer Corp., Noel Group, Inc. and Lear Seating Corporation.

                Additional information about the current directors and officers of the Company (which include all of the nominees for election to the Board), including information with respect to their ownership of Common Stock and their compensation, appears in the following sections of this Proxy Statement.

                        BOARD OF DIRECTORS AND COMMITTEES

                The Board of Directors met five times and took one action by unanimous written consent in 1995. In 1995, each director attended all of the meetings of the Board of Directors and all committees of the Board of Directors on which such director served, with the exception of Mr. Singleton, who attended four of such meetings.

                The Board of Directors presently has standing Compensation and Audit Committees. The Company has no nominating committee. In 1995, the Compensation Committee, consisting of Messrs. Carrus and Wiener, was responsible for administering the Company's Stock Option Plan (the "Stock Option Plan") and certain awards under the Company's Deferred Share Plan (the "Deferred Share Plan"), setting corporate performance goals in connection with the award of certain cash and equity-based incentive compensation for executive officers, and for the determining amounts to be awarded upon the Company's achievement of such goals. The Compensation Committee held one meeting in 1995.

                The Company's Audit Committee consists of Messrs. Batkin and Sherman. The functions of the Audit Committee are to review and report to the Board of Directors with respect to the selection and the terms of engagement of the Company's independent certified public accountants. In addition, the committee communicates with such independent certified public accountants and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent certified public accountants, the adequacy of the Company's internal controls and related matters. The Audit Committee met twice in 1995 to review, among other things, the terms of the Company's engagement of KPMG Peat Marwick LLP as the Company's independent certified public accountants and the procedures, internal controls and policies followed by the Company and the procedures of KPMG Peat Marwick LLP in connection with audits of the Company's financial statements.

                Directors of the Company do not receive compensation for their services as such, except for Messrs. Batkin and Sherman who in 1995 received retainers at an annualized rate of $20,000.


                       COMPENSATION OF EXECUTIVE OFFICERS

                The following table discloses compensation received by the Company's Chief Executive Officer and the Company's three other executive officers (the "named executive officers") for the three fiscal years ended December 31, 1995.



                           SUMMARY COMPENSATION TABLE
                           --------------------------
NAME AND PRINCIPAL POSITION              ANNUAL COMPENSATION               LONG-TERM COMPENSATION

                                                                          Restricted
                                                                            Stock                   All
                                                               Bonus       Award(s)  Options       Other
                                        YEAR     SALARY ($)     ($)         ($)        (#)   COMPENSATION 1
                                     ----------------------------------------------------------------------

Gerald Carrus, ........................ 1995      250,000        -           -            -       3,778
  Chairman of the Board                 1994      250,000        -           -            -       6,078
  and Treasurer                         1993      250,000        -           -            -       3,712

Michael A. Wiener, ..................   1995      250,000        -           -            -       5,455
  Co-Chairman of the Board              1994      250,000        -           -            -       2,565
  and Secretary                         1993      250,000        -           -            -       2,019


Mel Karmazin, ........................  1995      925,000    2,325,000   417,513 2    265,689     3,863
  President, Chief Executive            1994      925,000    1,500,000       -        295,070     3,840
  Officer and Director                  1993      925,000    1,000,000       -        168,750       798

Farid Suleman,......................... 1995      350,000      500,000       -           -            0
  Vice President of Finance,            1994      300,000      400,000       -        258,750         0
  Chief Financial Officer               1993      298,230      300,000       -        362,813         0
  and Director



                                       5




NOTES TO SUMMARY COMPENSATION TABLE:

1. Reported amounts represent premiums paid on whole life insurance policies, the cash values of which are used by the Company solely to pay premiums on the policies.

2. This amount reflects the fair value of 29,704 Class B Deferred Shares granted to Mr. Karmazin in January 1995, all of which were vested as of their date of grant. Such fair value was determined by the closing price of the Company's Class A Shares on the date of grant. The value of such Class B Deferred Shares as of December 29, 1995 was $737,550, assuming each Class B Deferred Share had a fair market value equal to $24.83, which was the closing price of the Company's Class A Shares on December 29, 1995, as reported on the New York Stock Exchange. No other Deferred Share awards to executive officers were outstanding as of December 31, 1995.


OPTION GRANTS IN 1995

                The following table sets forth certain information, as required by the rules of the Securities and Exchange Commission (the "SEC"), regarding stock options granted to the named executive officers during the Company's 1995 fiscal year. The amounts shown as "Potential Realized Value" in the table below are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation of the Company's stock price. The actual value, if any, that an optionee will realize upon exercise of an option will depend on the excess of the market value of the Common Stock on the date the option is exercised over the exercise price. In all cases, the appreciation is calculated from the award date to the end of the option term.



                                   INDIVIDUAL GRANTS
- --------------------------------------------------------------------------------------------------------
                                                                        Potential Realized Value at
                   Number of     % of Total                               Assumed Annual Rates of
                   Securities    Options                               Stock Price Appreciation for
                   Underlying    Granted to    Exercise                         OPTION TERM
                   Options       Employees     Price ($)   Expiration
Name               Granted (#)   in 1995       Per Share      Date        5% ($)          10% ($)
- --------------------------------------------------------------------------------------------------------
Gerald Carrus              0            --        --           --             --               --

Michael A. Wiener          0            --        --           --             --               --

Mel Karmazin         265,689 1         100      $14.05      1/30/05     $2,347,620       $5,949,330

Farid Suleman              0            --        --           --             --               --



Notes to Table:

1. Represents award of option for the purchase of 265,689 Class B Shares, which were exercisable immediately upon grant.



AGGREGATED OPTION EXERCISES IN 1995 AND OPTION VALUES AS OF DECEMBER 31, 1995

                The following table provides information on option exercises in 1995 by the named executive officers, and the value of each such officer's unexercised options at December 31, 1995.


                                                                   NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED IN-THE-
                                                                     OPTIONS AT FISCAL             MONEY OPTIONS AT FISCAL
                                                                       YEAR-END (#)                   YEAR-END ($) 1
                                                            -------------------------------- --------------------------------


                                    SHARES
                                 ACQUIRED ON   VALUE REAL-
NAME                            EXERCISE (#)     IZED ($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
- ------------------------      --------------- ------------- -------------- ----------------- -------------- -----------------


Gerald Carrus..............            0             0               0                 0                 0              0

Michael A. Wiener..........            0             0               0                 0                 0              0

Mel Karmazin...............            0             0       5,250,311                 0      $122,193,161   $          0

Farid Suleman..............            0             0         334,126           377,437         6,654,604      5,895,398




Note to Option Table:

          1. On December 29, 1995, the closing per share price of a Class A Share on the New York Stock Exchange was $24.83. The Class B Shares are not publicly listed or traded and may not be held by any persons other than Messrs. Carrus, Wiener and Karmazin and their "affiliates", as defined in the Company's Restated Certificate of Incorporation. Each Class B Share is freely convertible into one Class A Share at the option of the holder, and a Class B Share automatically converts into a Class A Share upon transfer to any person not eligible to hold Class B Shares. For purposes of this Table, the value of unexercised options to acquire Class B Shares is reported as if Class A Shares would be received upon the exercise of such options.


PENSION PLAN

                The Infinity Broadcasting Corporation Pension Plan (the "Pension Plan") was frozen by the Company effective November 30, 1987. As a result, after November 30, 1987, Participants (as such term is defined in the Pension Plan) in the Pension Plan do not accrue additional benefits under the Pension Plan, persons who were not Participants prior to November 30, 1987 do not become Participants, and the accrued benefits of all persons who were Participants as of such date will be paid as and when they become due under the Pension Plan. A Participant retiring at normal retirement age is entitled to a monthly benefit in the straight life annuity form of 50% of his average monthly compensation over the three years (prior to November 30, 1987) in which such compensation was the highest, reduced by 74% of the Participant's Social Security Benefit offset.

                Benefits accrued under the Pension Plan as of November 1987 will be preserved for future distribution. The Company will continue to contribute to the Pension Plan as required to satisfy the funding requirements imposed by law.

                Messrs. Carrus, Wiener and Karmazin are the only directors or executive officers of the Company eligible to receive a monthly pension under the terms of the frozen Pension Plan. Assuming retirement at normal retirement age (age 65) and payment of benefits in the form of a life annuity, Messrs.
Carrus, Wiener and Karmazin would be entitled to an estimated annual benefit under the frozen Pension

Plan of approximately $66,000, $32,000 and $17,000, respectively. At the time the Pension Plan was frozen, Messrs. Carrus, Wiener and Karmazin had 9, 9, and 6 years of service credit under the Pension Plan, respectively.


EMPLOYMENT AGREEMENTS

                Messrs. Carrus and Wiener have identical ten-year employment agreements with the Company that took effect on December 31, 1985. Under the terms of these agreements, Messrs. Carrus and Wiener will be employed as senior executives of the Company until December 31, 1995. Messrs. Carrus and Wiener have continued their employment with the Company. The Company intends to enter into new employment agreements with Messrs. Carrus and Wiener, the terms and conditions of which have yet to be determined. Compensation for each of them under their respective agreements is determined by the Company's Board of Directors, with a minimum annual salary of $250,000 being guaranteed to each. The term of employment under these agreements terminates upon the disability for six consecutive months, or the death, of the contracting officer (a "Termination Event"). Upon a Termination Event, the officer or his estate is entitled to receive, through the year 2000, an annual payment equal to 50% of the actual compensation earned by such officer in the fiscal year prior to the year in which the Termination Event occurred.

                In September 1990, the Company entered into a new employment agreement with Mr. Karmazin. Under such new agreement, Mr. Karmazin is to be employed for a five-year term, the expiration date of which is extended automatically by one year on each anniversary of the original effective date of the agreement (an "Anniversary Date") through the Anniversary Date following the year in which Mr. Karmazin reaches age 61 (unless the agreement is terminated as provided therein), as the Company's President and Chief Executive Officer (or any higher position to which the Board appoints Mr. Karmazin with his consent). The agreement requires the Company to use its best efforts to cause Mr. Karmazin to be a member of the Company's Board of Directors throughout his employment under the agreement, and to include him in the management slate for election as a director at every stockholders' meeting at which his term as a director would otherwise expire.

                Mr. Karmazin's minimum base compensation under his agreement is $925,000 per year; a majority of the Board (including for this purpose at least two-thirds of the members of the Board) (a "Majority") may increase, but may not decrease, this amount. In addition, the agreement provides for certain incentive compensation in the form of cash, stock options and deferred shares. As set forth in the agreement, such incentive compensation is payable if the Company's annual earnings before interest, taxes, depreciation and amortization ("EBITDA") meets or exceeds annual EBITDA targets set by Compensation Committee.

                Mr. Karmazin's employment agreement was amended further in February 1992, in conjunction with amendments to the Stock Option Plan and the Deferred Share Plan that were intended to facilitate those plans' ongoing compliance with the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "Exchange Act") by, among other things, making all awards to executive officers of the Company subject to the discretion of the Compensation Committee. The 1992 amendment to Mr. Karmazin's employment agreement provides for certain increased cash incentive compensation in the event he is not awarded incentive compensation in the form of stock options and deferred shares that is earned under the employment agreement.

                The agreement with Mr. Karmazin may be terminated at any time by a Majority of the Board of Directors or by Mr. Karmazin, either without cause or for cause, upon notice. In the event the Company terminates Mr. Karmazin's employment without cause (as defined in the agreement) or in the event Mr. Karmazin terminates his employment for good reason (as defined in the agreement), Mr. Karmazin is entitled to receive incentive compensation for the period through the termination date of the agreement (as extended) based on the greater of actual EBITDA and EBITDA in the last fiscal year of the Company preceding the delivery of the notice of termination, and an amount equal to the present value of the base compensation payable through the expiration date of the agreement (as extended). In addition, Mr. Karmazin's agreement terminates upon Mr. Karmazin's disability for six consecutive months or his death. In the event of a termination due to disability, Mr. Karmazin is entitled to receive 75% of his base compensation through the termination date of the agreement (as extended), subject to offset by the value of certain Company-provided disability benefits; in the event of a termination due to death, his estate or beneficiary is entitled to receive the present value of his base compensation for the period ending on the earlier of the first anniversary of his death or the expiration date of the agreement (as extended). In the event Mr. Karmazin's employment is terminated for cause (as defined in the agreement) or Mr. Karmazin terminates his employment for other than good reason (as defined in the agreement), Mr. Karmazin is entitled to receive base compensation through the date of the notice of termination (if for cause) or actual termination (if voluntary) and any previously unpaid incentive compensation attributable to prior years. The agreement also permits Mr. Karmazin to terminate his employment following a change in control (as defined in the agreement). In the event of such a termination, Mr. Karmazin is entitled to receive base compensation and prorated incentive compensation through the effective date of termination, and any previously unpaid incentive compensation attributable to prior years.

                Under his employment agreement, Mr. Karmazin may participate in all employee benefit plans of the Company for which he is otherwise eligible. It is expected that, under any new employment agreements which may be entered into by Messrs. Carrus and Wiener, each executive will continue to be able to participate in all employee benefit plans of the Company for which he is otherwise eligible.

                For information regarding the payments that were made to Messrs. Carrus, Wiener and Karmazin pursuant to the terms of their respective employment agreements during the past three fiscal years, see the "Summary Compensation Table", above and "Compensation of Executive Officers -- Report of the Board of Directors Concerning Executive Compensation", below.


ADDITIONAL MATTERS

                Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Class A Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The
Company believes that during the year ended December 31, 1995, its executive officers, directors and holders of more than 10% of the Class A Shares complied with all Section 16(a) filing requirements. In making this statement, the Company has relied on copies of filings submitted to the Company and on written representations of its directors and executive officers.

                The Company has executed indemnity agreements with all of its executive officers and directors, except Messrs. Singleton and Stern. These agreements require the Company to indemnify the seven covered individuals for liabilities incurred by them because of any act or omission or neglect or breach of duty committed while acting in the capacity of an officer or director of the Company, to the fullest extent permitted by the laws of the State of Delaware. Certain actions, including acts for which indemnification is found by a court to be illegal and contrary to public policy, are excluded from the coverage of the agreements. Mr. Karmazin's employment agreement also requires the Company to indemnify Mr. Karmazin to the fullest extent permitted by applicable Delaware law.

                In October 1995, the Company obtained a director's and officer's liability insurance policy with National Union Fire Insurance Company for a one-year period at a total cost of $245,000. The policy insures up to an aggregate of $15,000,000 (a) the directors and officers of the Company and its subsidiaries against certain losses from claims against them in their capacities as directors and officers to the extent such losses are not indemnified by the Company or such subsidiaries and (b) the Company and such subsidiaries to the extent they indemnify such directors and officers for losses permitted under applicable law. No payments have been made by the insurance company under this policy or prior policies as of the date hereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                In 1995, the Compensation Committee, consisting of Messrs. Carrus and Wiener, was responsible only for administering the Option Plan and for making and administering grants to executive officers of the Company under the Deferred Share Plan. Neither Mr. Carrus nor Mr. Wiener has ever received an award under either plan. In 1995, Mr. Karmazin, the Company's President and Chief Executive Officer (the "CEO"), was responsible for determining the amounts of salary and bonus payable to the Company's Vice President-Finance and Chief
Financial  Officer  (the  "CFO").   All  other  matters  relating  to  executive
compensation   are  determined  in  accordance  with   pre-existing   employment
agreements with the executive  officer.  See "Compensation of Executive Officers
- -- Employment Agreements", above and "Compensation of Executive Officers -- Report of the Board of Directors Concerning Executive Compensation", below.


REPORT OF THE BOARD OF DIRECTORS CONCERNING EXECUTIVE COMPENSATION

                The Company is one of the largest owners and operators of radio stations in the United States. The Company's overall strategy is to own and operate radio stations in the nation's largest radio revenue markets and to improve its stations' operating cash flow, and it seeks to sustain progressive growth in long-term value for its stockholders. The Company recently completed the acquisition of TDI Worldwide, Inc., one of the largest out-of-home media companies in the U.S. Given the growth and diversity of the Company's operations, strong visionary leadership at the executive officer level is essential. The compensation policies utilized by the Board, its Compensation Committee (which in 1995 made and administered all grants of incentive compensation to executive officers) and the CEO (who determines the amount of salary payable to the CFO and also determined the amount of bonus payable to the CFO in 1995) are intended to enable the Company to attract, retain and motivate this caliber of management to meet Company goals, using appropriate combinations of base salary and cash and equity-based incentive compensation.

                In 1985, the Company entered into long-term employment agreements with Messrs. Carrus, Wiener and Karmazin. The Company entered into a new employment agreement with Mr. Karmazin in 1990. Each agreement provides for a minimum level of base salary; the Company's agreement with Mr. Karmazin also provides for certain annual incentive compensation opportunities (see "Compensation of Executive Officers--Employment Agreements", above).

                The decisions of the Compensation Committee and the CEO with respect to the compensation earned by executive officers in 1995 were generally based on applicable contractual commitments, corporate performance in relation to annually-determined earnings targets, the Company's operating and financial performance in relation to that of other advertising-supported media companies, the overall growth of the Company (including increases in individual executive officers' responsibilities in connection therewith) and individual performance (the foregoing factors are listed in the order of their relative importance).

                Mr. Karmazin's base salary for 1995 remained for the third consecutive year at $925,000, the minimum amount currently payable pursuant to his employment agreement. The Board's Compensation Committee, consisting of Messrs. Carrus and Wiener (the "Committee"), met in March 1996 to review the Company's 1995 and more recent performance, as well as the personal performance of the CEO and CFO, and to make incentive compensation award determinations for 1995. Upon review of the Company's EBITDA results for 1995, the Committee certified that the Company's performance had exceeded the target the Committee had established for 1995. Based on those results, the Committee awarded Mr. Karmazin options for the purchase of 275,166 Class B Shares, priced at current fair market value. This award is equivalent in value to an award of an option on 253,125 Class B Shares with an exercise price equal to 85% of the 1995 year-end closing price, the grant called for by Mr. Karmazin's employment agreement. The Committee determined that it was in the Company's best interests to award options priced at current fair market value because, among other considerations, such options provide a greater incentive for future performance. As required by Mr. Karmazin's employment agreement, the Committee also awarded Mr. Karmazin 8,283 Class B Deferred Shares in recognition that the Company's 1995 EBITDA target was exceeded.

                In recognition of Mr. Karmazin's extraordinary recent performance (including his pivotal roles in the Company's recent transactions), the increase in the price of the Company's Common Stock, as an incentive to further superior performance and longevity with the Company, and to reinforce further the alignment of Mr. Karmazin's interests with those of the Company's other stockholders, the Committee awarded Mr. Karmazin a special grant of options for 495,000 Class B Shares at current fair market value. This award generally vests in three equal cumulative annual installments beginning on March 14, 1997, subject to Mr. Karmazin's continued employment with the Company, and remains exercisable for ten years from the date of grant.

                The Committee awarded Mr. Karmazin the $500,000 cash incentive bonus required by his employment contract for meeting the 1995 EBITDA target, plus an additional million dollars in recognition of superior corporate results and his outstanding personal performance. The Committee also recommended, and the Board approved, an additional cash bonus award of $825,000 in recognition of Mr. Karmazin's extraordinary performance in 1995, including his pivotal role in certain of the Company's recent transactions.

                Over a series of meetings in the spring of 1996, the Committee also considered the upcoming expiration of options issued to Mr. Karmazin in 1988 for a number of Class B Shares that at the time constituted 17% of the fully diluted Common Stock of the Company (the "1988 Options"). Mr. Karmazin intends to exercise these options prior to their expiration on June 27, 1998 and expects to have to sell approximately half the shares to pay the income tax liability that will be incurred in connection with the exercise of the options. After extensive consideration of the estimated values of the expiring options and potential vehicles for continuing to provide Mr. Karmazin with significant opportunities to participate in the growth of the Company's stock, the importance of maintaining a significant alignment of Mr. Karmazin's economic interests with those of the Company's other stockholders, the importance of providing Mr. Karmazin with strong incentives to continue to commit his outstanding visionary leadership skills to the Company, the extraordinary cumulative performance of the Company under Mr. Karmazin's lendership, the regular and extraordinary long term incentive compensation practices of other companies in the advertising- supported media industry and other relevant competitive groups, and the tax benefits the Company will realize upon Mr. Karmazin's exercise of the 1988 Options and after extensive discussions with independent compensation consultants and the Company's counsel, the Committee adopted a resolution, subject to stockholder approval of the Company's 1996 Long-Term Incentive Plan (see "Proposal to Approve 1996 Long-Term Incentive Plan"), that will provide Mr. Karmazin with an aggregate grant of options for 2,225,000 Class B Shares, as follows.

                During the period  commencing on the date  stockholders  approve the Company's 1996 Long- Term Incentive Plan and ending on June 30, 1998, the Committee has authorized the grant of options, to be granted in one or more installments, at an exercise price equal to the full fair market value of a Class A Share for 2,225,000 Class B Shares on the date of grant. Such grants will be conditioned on Mr. Karmazin's continued retention (subject to certain permitted transfer arrangements) of a specified amount of shares of Common Stock of the Company, and will vest in three cumulative annual installments over the years 2001 through 2003, subject to Mr. Karmazin's continued employment with the Company. The grants will include provisions for accelerated vesting in the event of death, disability or a change in control. This award is intended to preserve and continue, for the remainder of Mr. Karmazin's career with the Company, the value of his equity ownership of the Company. Absent extraordinary circumstances, over the next several years, the Committee does not expect to make any further equity-based incentive compensation awards to Mr. Karmazin that are not performance-based.

                Because, as noted above, it is the policy of the Board of Directors to require any person who is a director of the Company to recuse himself from any decision regarding the amount of such person's salary or other compensation, Messrs. Carrus and Wiener do not receive awards under the Cash Bonus Plan, the Option Plan or the Deferred Share Plan, and none of the executive officers participates in Board decisions regarding the amount of his own compensation.

                Section 162(m) of the Internal Revenue Code generally disallows an income tax deduction to public companies for compensation over $1,000,000 paid in a year to any one of the CEO or the four most highly compensated other executive officers, to the extent that this compensation is not "performance based" within the meaning of Section 162(m). The Compensation Committee and the Board have determined that their general policy will be to structure the compensation arrangements for the CEO and other senior executive officers, to the extent feasible and taking into account all relevant considerations, so as to satisfy Section 162(m)'s conditions for deductibility. The Compensation Committee and the Board expect that a significant portion of the compensation provided to the CEO and the CFO will continue to be performance-based.


Gerald Carrus                  Farid Suleman                 Jeffrey Sherman
Michael A. Wiener              Steven A. Lerman              James L. Singleton
Mel Karmazin                   Alan R. Batkin                James A. Stern




PERFORMANCE GRAPH

                The chart below compares the performance of the Class A Shares with the performance of the Standard & Poor's 500 Index ("S&P 500"), the NASDAQ Composite Index and a peer group of companies, measuring the changes in common stock prices from January 31, 1992 to December 31, 1995. The Class A Shares have been quoted on the New York Stock Exchange, under the symbol INF, since June 22, 1995. Prior to such date, the Class A Shares were quoted on the NASDAQ National Market System. Due to the change of the market on which the Company's Class A Shares are traded, the S&P 500 Index has been added to the chart. As required by the SEC, the values shown assume the reinvestment of all dividends and, in the case of the peer group, are weighted to reflect the market capitalization of the component companies. The peer group is comprised of Capital Cities/ABC Inc., CBS, Inc., Viacom, Inc., Gannett Co., Inc., Tribune Co. and Clear Channel Communications, Inc., all of which, like the Company, are major advertising-supported media and entertainment companies.


Infinity Proxy - 1996

Performance Graph

                         1/31/92    12/31/92  12/31/93  12/31/94  12/31/95

Nasdaq Composite          100          110       126      123       174

Infinity Broadcasting     100          140       389      405       718

Peer Group                100          122       151      189       201

S & P 500                 100          107       114      112       151

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth information concerning the beneficial ownership of the Company's common stock as of April 15, 1996, by (1) each person known to the Company to own beneficially more than 5% of any class of Common Stock, (2) each director and nominee to serve as a director of the Company, (3) each executive officer of the Company named in the Summary Compensation Table and (4) all directors and executive officers of the Company as a group.



                               CLASS A SHARES              CLASS B SHARES                CLASS C SHARES

                                                                                                                 Percent of
                                                                                                                    Total
                                        Percent of                   Percent of                  Percent of        Voting
NAME                        SHARES 1     CLASS 1       SHARES 1      CLASS ** 1    SHARES 1        CLASS 1        POWER 1
- ----------------------      --------     -------       --------      ----------    --------        -------        -------

Gerald Carrus 2              -               -       4,122,777       30.1%           -                -             25.7%

Michael A. Wiener 2          -               -       3,580,062       26.2%           -                -             22.3%

Mel Karmazin 2              553,278 3        *       5,980,367 4     43.7%           -                -             28.1%

Farid Suleman 2             406,444 5        *          -               -            -                -               *

Steven A. Lerman             -               -          -               -            -                -               -

Alan R. Batkin               35,438 6        *          -               -            -                -               *

Jeffrey Sherman               4,500 7        *          -               -            -                -               *

James L. Singleton           -               -          -               -            -                -               -

James A. Stern               -               -          -               -            -                -               -

Lehman Investors 8           -               -          -               -         21,221,190 9     100.00% 9        11.7%

The Putnam Advisory         545,895          *          -               -            -                -               *
  Company, Inc 10

Putnam Investment         7,005,300        9.2%         -               -            -                -              4.4%
  Management, Inc 10

College Retirement        4,856,812        6.4%         -               -            -                -              3.0%
  Equities Fund 11

The Prudential Insurance  4,840,500        6.3%         -               -            -                -              3.0%
 Company of America 12

Denver Investment         4,800,355        6.3%         -               -            -                -              3.0%
  Advisors LLC 13

Jennison Associates       4,699,875        6.2%         -               -            -                -              2.9%
 Capital Corp. 14

All directors and
  executive officers
  as a group (9 persons)    999,660        1.3%     13,683,206        100%           -                -             64.1%


*   Less than 1%
** Assumes the exercise of all options and deferred shares for the purchase of Class B Shares beneficially owned. Such percentages for Messrs. Carrus and
     Wiener would be 49.6% and 43.0%, respectively, assuming such options and deferred shares were not exercised.



                                       13







1. The information as to beneficial ownership is based on statements furnished to the Company by the beneficial owners. As used in this Table, "beneficial ownership" means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). For purposes of this Table, a person is deemed to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after April 15, 1996, except that "beneficial ownership" does not include the number of Class A Shares issuable upon conversion of Class B Shares and Class C Shares, even though Class B Shares and Class C Shares are freely convertible into Class A Shares.
2. The address of each person is Infinity Broadcasting Corporation, 600 Madison Avenue, New York, New York 10022.
3.       Includes  options and warrants  exercisable for 199,308 Class A Shares.
4.       Includes options and deferred shares  exercisable for 5,364,159 Class B
         Shares.
5.       Includes  options  exercisable for 334,126 Class A Shares.
6.       Includes  options  exercisable  for 30,375 Class A Shares.
7.       Includes options  exercisable for 4,500 Class A Shares.
8. The general partners of the limited partnerships included in the Lehman Investors are subsidiaries of Lehman Brothers Holdings, Inc. The address for each of the Lehman Investors is Three World Financial Center, New York, New York 10285.
9.       Includes  warrants  exercisable  for  20,104,934  Class C  Shares.
10. Includes Class A Shares beneficially owned by The Putnam Advisory Company, Inc. ("PAC") and Putnam Investment Management, Inc. ("PIM") as reported to the Company on March 11, 1996. PAC and PIM are both wholly-owned subsidiaries of Putnam Investments, Inc. ("PI"), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. ("M&MC"). Of the 545,895 Class A Shares beneficially owned by PAC, 341,220 shares are owned with shared voting power and all are owned with shared dispositive power. Of the 7,005,300 Class A Shares beneficially owned by PIM, all are owned with shared dispositive power. M&MC disclaims beneficial ownership of the 7,551,195 Class A Shares beneficially owned by PAC and PIM. The address of PAC, PIM, PI is One Post Office Square, Boston, Massachusetts 02109 and M&MC is 1166 Avenue of the Americas, New York, New York, 10036.
11. Includes Class A Shares beneficially owned by College Retirement Equities Fund ("CREF") as reported to the Company on February 7, 1996. The address of CREF is 730 Third Avenue, New York, New York 10017.
12. Of the 4,840,500 Class A Shares beneficially owned by The Prudential Insurance Company of America ("PIC"), 3,927,075 shares are owned with shared voting power and 4,186,275 shares are owned with shared dispositive power, as reported to the Company on February 14, 1996. The address of PIC is Prudential Plaza, Newark, New Jersey 07102.
13. Includes Class A Shares beneficially owned by Denver Investment Advisors LLC ("DIA") as reported to the Company on February 27, 1996. The address of DIA is 1225 17th Street, Denver, Colorado 80202.
14. Of the 4,699,875 Class A Shares beneficially owned by Jennison Associates Capital Corp ("JAC"), 3,782,400 shares are owned with shared voting power and all are owned with shared dispositive power, as reported to the Company on February 1, 1996. The address of JAC is 466 Lexington Avenue, New York, New York 10017.



                     CERTAIN RELATIONSHIPS AND TRANSACTIONS


                In December 1995, the Company purchased for $827,000 approximately 7,500 square feet of office space in Boston, Massachusetts from 1265 Realty Company. Gerald Carrus and Michael A. Wiener each owns 35% of 1265 Realty Company. The Company's Boston radio station, WBCN-FM, uses this space for its studios and offices. The Company obtained an independent appraisal on the property which concluded that the purchase price was favorable to the Company.

                Mr. Lerman is a partner in the law firm of Leventhal, Senter & Lerman, which represents the Company in certain matters. During 1995, the Company paid Leventhal, Senter & Lerman approximately $995,210 in respect of services rendered to the Company in 1994 and 1995.

                Transactions between the Company and its officers, directors and affiliates, and loans made by the Company to such persons, are approved by a majority of the directors who are not party to such transactions. The Company intends to continue this policy in the future.


          PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED CLASS A SHARES

                The Company is proposing to amend ARTICLE FOUR of the Restated Certificate of Incorporation of the Company to increase the number of authorized Class A Shares from 200,000,000 to 300,000,000 shares. The full text of the proposed Certificate of Amendment amending the Restated Certificate of Incorporation of the Company is set forth as Exhibit A to this Proxy Statement.

                Under Section 242(b) of the Delaware General Corporation Law, the proposed amendment must be approved by the holders of a majority of the issued and outstanding shares of Common Stock voting as a single class and by the holders of a majority of the issued and outstanding Class A Shares voting separately as a class. Abstentions from voting (including broker non-votes) will have the effect of votes against the proposed amendment.

                The holders of the shares of the Class B Stock have indicated to the Board of Directors that they intend to vote in favor of the proposed amendment to the Company's Restated Certificate of Incorporation. If such holders do vote in favor of the proposed amendment, then the proposed amendment will be approved by the holders of a majority of the issued and outstanding shares of Common Stock voting as a single class. As a result, only the approval of the holders of a majority of the Class A Shares, voting separately as a class, will be required for the approval of the proposed amendment.

REASONS FOR AND CERTAIN EFFECTS OF THE AMENDMENT

                The Board of Directors considers the proposed increase in the number of authorized shares desirable because it would give the Board of Directors the necessary flexibility to issue Class A Shares in connection with future acquisitions, financings, stock dividends and splits, employee benefits and other general corporate purposes, without the expense and delay incidental to obtaining stockholder approval in each such instance.

                Existing stockholders do not have preemptive rights with respect to future issuances of Class A Shares by the Company and their respective interests in the Company could be diluted by such issuances with respect to earnings per share and book and market value per share.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED CLASS A SHARES.

              PROPOSAL TO APPROVE THE 1996 LONG-TERM INCENTIVE PLAN

                The Board of Directors recommends approval of the Infinity Broadcasting Corporation 1996 Long-Term Incentive Plan (the "Plan"), which was adopted by the Board of Directors on April 15, 1996 and will become effective upon approval of this Proposal.

                The following description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit B to this proxy statement.

Description of the Plan

                PURPOSE. The Plan was created to promote the long-term financial success of the Company and increase shareholder value by providing to selected employees an ownership interest in the Company as an incentive for superior performance. On April 15, 1996, the Board of Directors adopted the Plan, subject to approval by the stockholders. The Plan shall be effective on the date the Plan is approved by the stockholders. No award may be granted under the Plan after April 15, 2006.

                ADMINISTRATION. The Plan provides for administration by a committee (the "Committee"), each member of which must be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the SEC under the Exchange Act. Among the powers granted to the Committee are the authority to interpret the Plan and to establish rules and regulations for its operation.

                TYPES OF AWARDS. The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options; (2) restricted stock and restricted units; (3) incentive stock and incentive units; (4) deferred shares and incentive deferred shares; (5) deferred compensation stock; and (6) stock in lieu of cash (hereinafter collectively referred to as "Awards").

                ELIGIBILITY AND PARTICIPATION. The Plan provides that Awards will be granted to executive officers, certain non-employee directors and other key employees selected by the Committee. Non-employee directors who are not and will not in the next 12 months become members of the Compensation Committee are eligible to participate in the Plan. Upon stockholder's approval, four executive officers, two directors and approximately 1,000 employees will become eligible to participate in the Plan.

                LIMITATION ON AWARDS. The maximum number of Class A Shares which shall be available for Awards granted under the Plan during its term shall be 1,500,000, and the maximum number of Class B Shares which shall be available for Awards granted under the Plan shall be 3,000,000. The maximum number of shares of Common Stock that may be issued (1) with respect to restricted stock and restricted units is 1,500,000, (2) with respect to incentive stock and incentive units is 1,500,000, and (3) with respect to deferred shares and incentive deferred shares is 1,500,000 (in each case in the proportion that Class A and Class B Shares are authorized). The maximum aggregate number of shares that can be issued with respect to restricted stock, restricted units, incentive stock, incentive units, deferred shares and incentive deferred shares is 1,500,000. The maximum number of shares for which Awards may be granted to any one participant in a calendar year is 750,000, except that up to 2,250,000 shares may be awarded under the Plan to the Chief Executive Officer of the Company at one time. The maximum number of shares subject to awards of incentive stock, incentive units, incentive deferred shares and special options to an executive officer in any calendar year is 750,000. The Plan permits the carryover of the unused portion of the maximum award to subsequent years, up to 750,000 shares. If any option expires or is terminated unexercised, or if any other award in respect of shares is canceled or forfeited, the shares subject to such option or other Award again will be available for purposes of the Plan.

                In the event of a stock dividend, stock split, recapitalization, merger, consolidation or any other similar event which affects the Common Stock, the Committee shall make such adjustments in the aggregate number of shares reserved for issuance, the number of shares covered by outstanding Awards, limits on individual grants, and the exercise prices for such Awards as are provided in the Plan.

                STOCK OPTIONS. Under the Plan, the Committee may grant Awards in the form of options to purchase shares of the Company's Common Stock. During the period commencing on the effective date of the Plan and ending on June 30, 1998, the Committee will award no less than 2,250,000 options to purchase Class B Shares to the Chief Executive Officer of the Company, in one or more installments. With regard to each stock option, the Committee will determine the number of shares subject to the option, the exercise price and conditions and limitations on the option's exercise. In no event, however, may the exercise price be less than the closing price for a Class A Share on a national exchange ("fair market value") on the date of grant, unless otherwise determined by the Committee. The exercise price of the option is payable in cash or its equivalent or, as permitted by the Committee, by exchanging shares of Common Stock owned by the participant, or by a combination of the foregoing. Unless the Committee establishes a different schedule, each option shall become exercisable in five cumulative annual installments beginning on the first anniversary of the date the option is granted. If a participant's employment terminates because of death, disability, early retirement (with the Committee's consent) or normal retirement, the participant may exercise any option held at the time of termination for a period of three years, or such other period determined by the Committee at the date of grant, but in no event after the date the option otherwise expires. If a participant's employment is terminated for Cause (as defined in the Plan), all outstanding options terminate. In the event of termination for any reason not described above, the option is exercisable for a period of ninety days after termination. Any stock option granted in the form of an incentive stock option will satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                RESTRICTED STOCK AND RESTRICTED UNITS. The Plan authorizes the Committee to grant Awards in the form of restricted stock and restricted units. For purposes of the Plan, restricted stock is an Award of Common Stock and a restricted unit is a contractual right to receive Common Stock (or cash based on fair market value of Common Stock). Such awards will be subject to such terms and conditions, if any, as the Committee deems appropriate. The Committee will determine whether and to what extent participants shall be entitled to receive either currently or at a future date, dividends or other distributions paid with respect to restricted stock or the corresponding number of shares covered by restricted units. Restricted stock and restricted units become vested and nonforfeitable and the restricted period shall lapse in five cumulative annual installments beginning on the first anniversary of the date of grant unless the Committee determines otherwise. If a participant's employment terminates because of death, disability, early retirement (with the Committee's consent) or normal retirement, during the period in which the transfer of shares is restricted, the restricted stock or restricted units become vested and nonforfeitable as to that percentage of the shares based upon the days worked as a percentage of total days in the restricted period. Unless nonforfeitable on the date of termination or otherwise determined by the Committee, a restricted stock or restricted unit award is forfeited on termination.

                INCENTIVE STOCK, INCENTIVE UNITS, INCENTIVE DEFERRED SHARES AND SPECIAL OPTIONS. The Plan allows for the grant of Awards in the form of incentive stock, incentive units, incentive deferred shares and special options. For purposes of the Plan, (1) incentive stock is an Award of Common Stock, (2) an incentive unit and an incentive deferred share is a contractual right to receive Common Stock, and (3) a special option is an option to purchase Common Stock. Such awards will be contingent upon the attainment, in whole or in part, of certain performance objectives over a period to be determined by the Committee. With regard to a particular performance period, the Committee shall have the discretion, subject to the Plan's terms, to select the length of the performance period, the performance objectives to be achieved during such period and the determination of whether, and to what degree, such objectives have been attained. The performance objectives established by the Committee may be related to the performance of (1) the Company, (2) a subsidiary, (3) a division or unit of the Company or any subsidiary, (4) the participant or (5) any combination of the foregoing, over a measurement period or periods established by the Committee. The performance objectives established by the Committee with respect to such awards shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the company or a subsidiary (or a business unit of either or any combination of the foregoing) or based on comparative performance relative to other companies: (1) EBITDA, (2) total return to shareholders, (3) return on equity, (4) operating income or net income, (5) return on capital, (6) cash flow or (7) fair market value of the Common Stock. The Committee may, generally, change the performance objectives applicable with respect to any incentive stock, incentive units, incentive deferred shares, and special options to reflect such factors.

                Unless otherwise determined by the Committee, participants shall be entitled to receive, either currently or at a future date, all dividends and other distributions paid with respect to the incentive stock or the corresponding number of shares covered by incentive units. If a participant's employment terminates because of death, disability, early retirement (with the Committee's consent) or normal retirement during the measurement period, an Award of incentive stock, incentive units or incentive deferred shares shall become vested and nonforfeitable (and special options shall become exercisable) as to that percentage of the award that would have been earned based on the attainment of performance objectives for the days worked as a percentage of total days in the performance period. Unless nonforfeitable on the date of termination, any incentive stock, incentive unit, incentive deferred share award or special option is forfeited on termination.

                DEFERRED COMPENSATION STOCK. An Award of deferred compensation stock confers upon a participant the right to receive shares at the end of a specified deferral period. On such date or dates established by the Committee and subject to such terms and conditions as the Committee shall determine, a participant may be permitted to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus ("Deferred Annual Amount") and receive the equivalent amount in elective stock units based on the fair market value of Common Stock on the date of grant. To the extent determined by the Committee, a participant may also receive supplemental stock units for a percentage of the Deferred Annual Amount. If the participant elects to receive any portion of a bonus in Common Stock in lieu of cash as allowed by the Plan, the Committee may grant an Award of deferred compensation stock as free standing stock units, in such number and on such terms as the Committee may determine. Deferred compensation stock units carry no voting rights until the shares have been issued. The Committee shall determine whether any dividend equivalents attributable to deferred units are paid currently or credited to the participant's account and deemed reinvested in deferred compensation stock units. Deferred compensation stock units and dividend equivalents with respect thereto are fully vested at all times. Unless the Committee provides otherwise, supplemental stock units and dividend equivalents with respect thereto will become fully vested in five cumulative annual installments beginning on the first anniversary of the date the corresponding deferred amount would have been paid, and free standing stock units and dividend equivalents with respect thereto will become fully vested in five cumulative annual installments beginning on the first anniversary of the corresponding Common Stock in lieu of cash Award. Free standing units may be forfeited if the corresponding Common Stock is not held for a specified holding period.

                DEFERRED SHARES. An Award of deferred shares confers upon a participant the right to receive shares upon the occurrence of certain triggering events as specified in the Deferred Share Plan. Triggering events include (1) the first day of the seventh calendar month following the earliest date on which at least 20 % of the outstanding common stock (on a fully diluted basis) has been sold in public offerings registered under the Securities Act of 1933, as amended, subject to deferral at the Committee's discretion until the first day of the thirteenth calendar month following the earliest date on which such shares sold equal at least 20% of such outstanding shares; (2) merger or consolidation of the Company into, or acquisition of the Company by, a company that has sold at least 20% of its outstanding common stock (on a fully diluted basis) to the public, unless immediately following such transaction the persons who were shareholders of the Company immediately prior to the transaction own 50% or more of the surviving company (or such controlling entity); (3) liquidation of the Company; (4) sale or exchange by the Company of all or substantially all of its outstanding Common Stock, other than such a transaction with an entity which is a subsidiary of the Company immediately before and after such transaction, if designated as a triggering event by the Committee; (5)
under certain circumstances, in the case of participants subject to the provisions of the Amended and Restated Stockholders' Agreement, dated as of February 5, 1992, among the Company, the Principal Stockholders and the Lehman Investors (as defined in the Stockholders' Agreement) the availability of certain registration rights specified therein; and (6) other events as designated by the Committee. Deferred shares carry no voting rights until the shares have been issued. Unless the Committee determines otherwise, deferred shares will vest in five cumulative annual installments beginning on the first anniversary of the date of grant. Unless the Committee determines otherwise, deferred shares not vested on the date of a participant's termination of employment will be forfeited.

                STOCK IN LIEU OF CASH. The Plan authorizes the Committee to grant Awards of Common Stock to executive officers in lieu of all or a portion of an award otherwise payable in cash, pursuant to any bonus or incentive compensation plan of the Company. The number of shares of Common Stock issued will be the greatest number of whole shares which has an aggregate fair market value equal to or less than the amount of cash that otherwise would have been payable.

                CHANGE IN CONTROL. In the event of a Change in Control (as defined in the Plan), a participant would be entitled to the following treatment under the Plan: (I) each option would be immediately cashed out on the basis of the Change in Control Price (as defined in the Plan); (II) restricted stock and restricted units become nonforfeitable and immediately transferable; (III) deferred compensation stock and deferred shares become fully vested and the shares of Common Stock with respect thereto immediately payable. Notwithstanding the above, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur if the Committee determines prior to the Change in Control that any of the awards shall be honored or new rights substituted by a Participant's employer immediately following a Change in Control. The alternative award must be substantially equivalent and based on stock traded on an established securities market.

                AMENDMENT OF THE PLAN. The Board of Directors or the Committee may amend, suspend or terminate the Plan, except that stockholder approval is required if the amendment would increase the number of shares of Common Stock subject to the Plan, change the price at which options may be granted or remove administration of the Plan from the Committee. Subject to stockholder approval of the Plan, (1) if the Committee so determines and the holder consents to any amendment to any outstanding option or deferred share that has an adverse affect on such holder's rights, the provisions of the Plan relating to options and deferred shares shall apply to existing option grants and deferred share awards under the Company's Stock Option Plan and the Company's Deferred Share Plan and, such options and deferred shares shall be amended to provide such holder with such additional benefits, and (2) if the Committee so determines, the provisions of the Plan relating to awards of options and deferred shares shall supersede all inconsistent provisions of each of the Option Plan and Deferred Share Plan (other than the provisions of such plans relating to the number of shares authorized for award thereunder and the maximum awards that may be granted thereunder for specified periods).


FEDERAL INCOME TAX CONSIDERATIONS

                The following is a brief summary of the principal Federal income tax consequences generally arising with respect to Awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

                STOCK OPTIONS. A participant who is granted an incentive stock option does not realize any taxable income at the time of grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant of such option and one year from the exercise of such option, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for Federal income tax purposes. For a disposition occurring within two years from the date of grant or within one year from the date of exercise (a "disqualifying disposition") in which a loss, if sustained, would be recognized, the participant generally will recognize ordinary compensation income (and the deduction taken by the Company) equal to the lesser of (I) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (II) the excess of the amount realized on the sale of the shares over the exercise price. In the case of any other disqualifying disposition the participant will recognize ordinary income equal to the excess of fair market value of the shares on the date of exercise over the option exercise price. Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a capital gain or loss. The Company generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

                The participant who is granted a nonstatutory stock option (including a special option) does not realize any taxable income at the time of grant, but will be taxed on the gain (as compensation income), measured as the difference between the exercise price for the shares and the fair market value of the shares on the date of exercise. The Company is entitled to a corresponding Federal income tax deduction for the same amount. Upon the sale of shares acquired by exercise of a nonstatutory stock option, a participant will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of income recognized by the participant at the time of exercise).

                INCENTIVE STOCK, INCENTIVE UNITS AND INCENTIVE DEFERRED SHARES. A participant who has been granted incentive units, incentive stock or incentive deferred shares expressed in the form of units of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A participant will realize ordinary income at the time the Award is paid (based, where the award is paid in Common Stock, on the stock's then fair market value) and the Company will have a corresponding deduction.

                RESTRICTED STOCK AND RESTRICTED UNITS. A participant who has been granted restricted shares of Common Stock will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes.

                When such restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction. A participant may, however, elect under Section 83(b) of the Code, within 30 days after the date of grant, to recognize ordinary income in the year the restricted stock is awarded in an amount equal to the fair market value of the Common Stock at that time, determined without regard to the restrictions and the amount paid for the shares (if any). In this event the Company will be entitled to a deduction in the same year, provided the Company complies with applicable withholding requirements for Federal tax purposes.

                A participant who has ben granted restricted units expressed in the form of units of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A participant will realize ordinary income at the time the restricted units are paid (based, where the restricted units are paid in Common Stock, on the stock's then fair market value) and the Company will have a corresponding deduction.

                DEFERRED SHARES. A participant who has been granted deferred shares will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A participant will realize ordinary income at the time the deferred shares are paid (based on the stock's then fair market value minus the amount, if any, which the employee must pay to receive delivery of such shares) and the Company will have a corresponding deduction.

                DEFERRED COMPENSATION STOCK. Awards that are properly deferred will be taxable when actually or constructively received. At the time a participant realizes income from an Award, the Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of such income realized by the participant.

                SECTION 162(M). Under Section 162(m) of the Code, the Company may be limited as to Federal income tax deductions to the extent that total compensation paid to any one "covered employee" exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation in excess of $1,000,000, however, provided that it complies with the conditions imposed by Section 162(m) of the Code, including the payment of "performance based compensation" pursuant to a plan approved by the shareholders. This Plan is intended to make grants of incentive stock options, nonstatutory stock options with an exercise price not less than fair market at the date of grant, incentive stock, incentive units, incentive deferred shares and special options that meet the requirements of "performance based compensation" within the meaning of Section 162(m) of the Code.

                Approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE ADOPTION OF THE INFINITY BROADCASTING CORPORATION 1996 LONG-TERM INCENTIVE PLAN.


                  PROPOSAL TO APPROVE CERTAIN AMENDMENTS TO THE
                          CASH BONUS COMPENSATION PLAN

                The Board of Directors recommends approval of the material terms of certain amendments to the Infinity Broadcasting Corporation Cash Bonus Compensation Plan (the "Bonus Plan"), which was adopted by the Board of Directors and became effective as of June 13, 1994. The amendments were adopted by the Board on April 15, 1996, subject to stockholder approval of the amendment increasing the maximum per-person annual award permitted under the Bonus Plan (described below).

                The Board and the Compensation Committee believe that cash incentives to senior executives, payable upon the Company's attainment of specific performance goals, help to reinforce the mutuality of interests between the Company's executive officers and its shareholders and improve the value of the Company. Approval of the amendments to the Bonus Plan will enable the Company to continue to provide such short-term cash bonus incentive compensation to its senior executive officers and to continue to qualify such compensation for the performance-based compensation exception to the limitation on the Company's ability to deduct compensation in excess of $1 million paid to certain executive officers in taxable years beginning on or after January 1, 1994. If the Company's stockholders do not approve the amendments to the Bonus Plan, the Board will continue to have discretion to award cash incentive compensation to executive officers under the terms of the Bonus Plan in effect prior to the amendments.

                The material features of the Bonus Plan are described below (see also "New Plan Benefits," below).

                The Bonus Plan authorizes the Compensation Committee to establish annual targets with respect to the Company's EBITDA for fiscal years of the Company beginning on or after January 1, 1994, and to award cash bonus compensation to the Company's Chief Executive Officer, the Company's Chief Financial Officer, and any other senior executive officers of the Company who are designated by the Board of Directors in advance of the applicable period (each, an "Eligible Participant"). The EBITDA target must be established in writing by the Compensation Committee prior to the commencement of the applicable fiscal year (or by such later date as may be permitted under Section 162(m) for the establishment of goals pursuant to which performance-based compensation is to be payable for a particular period).

                If the Company attains the EBITDA target set by the Compensation Committee for a fiscal year, the Compensation Committee may make cash bonus awards to Eligible Participants. The provisions relating to the maximum cash bonus award that may be made to any Eligible Participant under the Bonus Plan for a fiscal year are proposed to be amended as described below. The Compensation Committee has full discretion to award less than the maximum amount to any Eligible Participant (including the discretion to decline to make any award to an Eligible Participant notwithstanding the Company's attainment of its EBITDA target). In deciding whether to award less than the maximum amount, the Compensation

Committee may consider factors such as the Eligible Participant's office or position, levels of compensation paid by the Company's industry peers and competitors, the Eligible Participant's degree of responsibility for and contributions to the Company's growth and success, the Eligible Participant's potential, the Eligible Par- ticipant's conduct, or any other performance factors the Compensation Committee may consider relevant.

                If an award is made for less than a full fiscal year, both the applicable EBITDA target and the maximum award amount must be prorated.

                Awards payable under the Bonus Plan must be made no later than the thirtieth day after the Company files its report on Form 10-K for the fiscal year in question with the SEC or, if the award is made for less than a full fiscal year, no later than the sixtieth day following the end of the last month taken into account in determining whether the EBITDA target has been met. If, notwithstanding the Company's attainment of its applicable EBITDA target, the Compensation Committee does not make an award to an Eligible Participant within the foregoing time periods, the Compensation Committee will be deemed to have declined to make an award to the Eligible Participant. However, the Compensation Committee may permit deferral of an award upon the advance election of the Eligible Participant.

                If an Eligible Participant's employment agreement with the Company provides for cash bonus compensation, amounts paid to the Eligible Participant pursuant to the Bonus Plan are deemed to have been paid under that agreement, so that cash bonus awards will not be duplicated.

                The material features of the amendments to the provisions relating to the maximum awards that may be made under the Bonus Plan are described below.

                Approval of the amendment to the Bonus Plan requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE MAXIMUM PER-PERSON ANNUAL AWARD PROVIDED FOR UNDER THE BONUS PLAN.


AMENDMENTS TO THE MAXIMUM PER-PERSON ANNUAL AWARD

                The maximum cash bonus award that may be made to any Eligible Participant under the Bonus Plan, as amended, for a fiscal year is $5,000,000 with respect to the CEO and $2,000,000 with respect to any other Eligible Participant. Prior to the amendment, the maximum cash bonus that could be made to any Eligible Participant under the Bonus Plan for a fiscal year was $1,500,000 with respect to any Eligible Participant.

                Under the Bonus Plan, as amended, if the Compensation Committee awards an Eligible Participant less than the maximum permitted bonus amount for a fiscal year, the difference between such maximum bonus amount and the award actually made can be carried forward to subsequent years to increase the maximum bonus amount that can be awarded to such Eligible Participant if the Company attains its EBITDA targets in later years. In no event, however, can more than $5,000,000 be carried forward with respect to the CEO, and no more than $2,000,000 with respect to any other Eligible Participant. For example, if the Company attains its EBITDA target for 1996 and the Compensation Committee awards an executive officer, other than the CEO, a bonus of $300,000 for 1996, the maximum bonus that may be awarded to that executive officer if the Company attains its 1997 EBITDA target will be $3,700,000. If the Compensation Committee awards the executive officer a bonus of $350,000 for 1997, the maximum bonus that may be awarded to that executive officer if the Company attains its 1998 EBITDA target will be $4,000,000. (Because no more than $2,000,000 can be carried forward, $4,000,000 is the highest bonus that could be awarded to any individual, other than the CEO, for any year under the Bonus Plan if the Compensation Committee determined that a bonus of such magnitude were warranted.)

                                NEW PLAN BENEFITS

                Awards under the Long-Term Incentive Plan and the amended Bonus Plan are made at the discretion of the Compensation Committee, which has discretion to award less than the maximum amount permitted under the plans. Accordingly, the benefits and amounts that will be received by or allocated to each of the following under the Long-Term Incentive Plan and the Bonus Plan are not determinable. All awards under the Long-Term Inventive Plan and the Bonus Plan are granted in consideration of services performed for the Company. Awards granted to Mr. Karmazin pursuant to the amended provisions of his employment agreement will be counted against his applicable award limits under the Long-Term Incentive Plan and Bonus Plan.

                Except as noted, the following table, which is required to be presented under rules of the SEC, identifies, for illustrative purposes, the cash bonus and option awards received or expected to be received by each of the following pursuant to the Long-Term Incentive Plan and the Bonus Plan, or the provisions of an applicable employment agreement in 1996.


                                          Long-Term Incentive
                                                Plan            Bonus Plan
         NAME AND POSITION                  NUMBER OF UNITS    DOLLAR VALUE ($)
        -------------------                -----------------   ----------------

Gerald Carrus, Chairman of the Board and                0                 0
   Treasurer

Michael A. Wiener, Co-Chairman of the Board             0                 0
  and Secretary

Mel Karmazin, President, Chief Executive        2,250,000 1      $1,500,000 2
  Office, and Director

Farid Suleman, Vice President-Finance, Chief            0                 0
   Financial Officer and Director

Executive Group                                 2,250,000        $1,500,000

Non-Executive Director Group                            0                 0

Non-Executive Officer Employee Group                    0                 0




Notes to New Plan Benefits Table:

1. Represents option on Class B Shares to be granted to Mr. Karmazin over the period commencing on the effective date of the Long-Term Incentive Plan and ending on June 30, 1998, in one or more installments during such period. The exercise price of the options will be equal to the fair market value of a Class A Share on the date of grant. The options will be exercisable in three annual installments commencing on June 30, 2001 and will remain exercisable until the end of the month in which Mr. Karmazin attains age 65. Any additional grants to Mr. Karmazin are indeterminable. The closing price of a share of Class A Share on the New York Stock Exchange on April 11, 1996 was $41.625.
2. As the amounts to be awarded under the Bonus Plan are indeterminable, the amounts shown in the table represent cash bonus incentive compensation award paid in 1996 pursuant to Mr. Karmazin's employment agreement (as in effect on such date) upon the Company's attainment of its 1995 EBITDA performance goal. This amount also includes the special bonus under the Bonus Plan paid to Mr. Karmazin in March 1996 in recognition of the Company's performance in 1995 and 1996 (see

         "Compensation of Executive Officers -- Summary Compensation Table" and "Compensation of Executive Officers -- Report of the Board of Directors Concerning Executive Compensation", above).

                The Board may amend, terminate, alter, suspend or modify the Long-Term Incentive Plan, except that the approval of the holders of the outstanding shares of Common Stock, in the manner required by Rule 16b-3, is necessary to amend, alter or modify the Long-Term Incentive Plan to the extent required by Rule 16b-3. The Board may terminate, alter, suspend, modify or amend the Bonus Plan. Mr. Karmazin's employment agreement may be changed, modified or amended with the affirmative vote of at least two-thirds of the members of the Board and the written consent of Mr. Karmazin and the Company.

            APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                KPMG Peat Marwick LLP has been recommended by the Board of Directors for reappointment as the independent certified public accountants for the Company. KPMG Peat Marwick LLP were the auditors for the Company for the year ended December 31, 1995, and the firm is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. Subject to stockholder ratification, the Board of Directors has appointed this firm as the Company's independent certified public accountants for 1996.

                Representatives of the firm will attend the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

                The Company will present to the Annual Meeting the following resolution:


                RESOLVED: That the selection, by the Board of Directors, of KPMG Peat Marwick LLP as independent certified public accountants to audit the books of account and other corporate records of the Company for 1996 be, and hereby is, ratified.

                Adoption of this proposal requires approval by a majority of the votes that could be cast by the holders of the shares of all classes of the Common Stock who are present in person or by proxy at the Annual Meeting. Spaces are provided in the accompanying form of proxy for specifying approval, disapproval or abstention as to this proposal. Abstentions from voting on this proposal (including broker non-votes) will have the effect of votes against this proposal.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                         STOCKHOLDER PROPOSALS FOR 1997

                Under the rules of the SEC, any stockholder proposal intended for inclusion in the proxy material for the annual meeting of stockholders to be held in 1996 must be received by the Company by January 21, 1997 to be eligible for inclusion in such proxy material. Proposals should be addressed to Michael
A. Wiener, Secretary, Infinity Broadcasting Corporation, 600 Madison Avenue, New York, N.Y. 10022. Proposals must comply with the proxy rules of the SEC relating to stockholder proposals in order to be included in the proxy materials.

                                     GENERAL

                The Company's Annual Report on Form 10-K for the year ended December 31, 1995, including consolidated financial statements and other information (the "1995 Annual Report"), accompanies this Proxy Statement but does not form a part of the proxy soliciting material. A complete list of the stockholders of record entitled to vote at the Annual Meeting will be open and available for examination by any stockholder, for any purpose germane to the meeting, between 9:00 A.M. and 5:00 P.M. at the

Company's offices at 600 Madison Avenue, New York, New York from June 28, 1996 to the date of the meeting.

                Although   the  1995   Annual   Report  is  being   provided  to
stockholders, in accordance with applicable rules of the SEC, the Company notes the following:

        THE COMPANY WILL PROVIDE EACH OF ITS STOCKHOLDERS, WITHOUT CHARGE, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE 1995 ANNUAL REPORT, REQUIRED TO BE FILED WITH THE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE EXCHANGE ACT FOR THE COMPANY'S MOST RECENT FISCAL YEAR. EXHIBITS TO THE 1995 ANNUAL REPORT WILL NOT BE SUPPLIED UNLESS SPECIFICALLY REQUESTED, FOR WHICH THERE MAY BE A REASONABLE CHARGE. THOSE STOCKHOLDERS WISHING TO OBTAIN A COPY OF THE 1995 ANNUAL REPORT SHOULD SUBMIT A WRITTEN REQUEST TO: MICHAEL A. WIENER, SECRETARY, INFINITY BROADCASTING CORPORATION, 600 MADISON AVENUE, NEW YORK, NEW YORK 10022.

                In addition to solicitation by mail, proxies may be solicited in person, or by telephone or telegraph, by directors and by officers and other regular employees of the Company. All expenses in connection with the preparation of proxy material and the solicitation of proxies will be borne by the Company.


                                          By Order of the Board of Directors



                                          -----------------------------------
May 14, 1996                              Michael A. Wiener
                                          Co-Chairman of the Board and Secretary

                       CERTIFICATE OF AMENDMENT Exhibit A

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                        INFINITY BROADCASTING CORPORATION

                UNDER SECTION 242 OF THE GENERAL CORPORATION LAW

                Infinity Broadcasting Corporation, a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

                1. The name under which the Corporation originally was incorporated is Progressive Communication Corporation, and the date of filing of its original Certificate of Incorporation with the Secretary of State was June 16, 1972.

                2. Paragraph 4.1 of the Restated Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

                4.1 AUTHORIZED SHARES. The total number of shares of capital stock which the Corporation shall have authority to issue is 348,500,000 shares, consisting of four classes of capital stock:

                (a) 300,000,000 shares of Class A Common Stock, par value $.002 per share (the "Class A Shares");

                (b) 17,500,000 shares of Class B Common Stock, par value $.002 per share (the "Class B Shares");

                (c) 30,000,000 shares of Class C Common Stock, par value $.002 per share (the "Class C Shares"; and, together with the Class A Shares and the Class B Shares, the "Common Shares"); and

                (d) 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Shares").

                3. The amendment to the Restated Certificate of Incorporation of the Corporation set forth in the preceding paragraph has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law, the Board of Directors of the Corporation having adopted resolutions setting forth such amendment, declaring its advisability, and directing that it be submitted to the stockholders of the Corporation for their approval; the holders of outstanding stock having not less than the minimum number of votes necessary to authorize such amendment having voted in favor of such amendment.

                IN WITNESS WHEREOF,  the undersigned officers of the Corporation
have executed this certificate on the     day of      , 1996.

                                          INFINITY BROADCASTING CORPORATION
                                          By:
                                          ---------------------------------
                                          Mel Karmazin
                                          President and Chief Executive Officer
ATTEST:

Farid Suleman
Assistant Secretary

                        INFINITY BROADCASTING CORPORATION             EXHIBIT B
                          1996 LONG-TERM INCENTIVE PLAN


Section 1.  PURPOSE.

                The purpose of the Plan is to foster and promote the long-term financial success of the Infinity Broadcasting Corporation and materially increase shareholder value by

        (A) motivating superior performance by means of performance-related incentives,

        (B) encouraging and providing for the acquisition of an ownership interest in the Company by Eligible Employees and

        (C) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

Section 2.  DEFINITIONS.

                "AWARD" shall mean any grant or award under the Plan, as evidenced in a written document delivered to a Participant as provided in
Section 12(b).

                "BOARD" shall mean the Board of Directors of the Company.

                "CAUSE" shall mean (I) the willful failure by the Participant to perform substantially the Participant's duties as an employee of the Company or gross negligence in the performance of such duties (other than due to physical or mental illness) after reasonable notice to the Participant of such failure,
(II) the Participant's engaging in serious misconduct that is or is likely to be injurious to the Company or any Subsidiary, (III) the Participant's having been convicted of, or entered a plea of NOLO CONTENDERE to, a crime that constitutes a felony, or (IV) the breach by the Participant of any written covenant or agreement not to compete with the Company or any Subsidiary.

                "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

                (i) a majority of the members of the Board at any time cease, for any reason other than due to death or disability, to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); PROVIDED THAT any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director; or

                (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary, the
        Purchasers and their Permitted Transferees (as defined in the Stockholders' Agreement), or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing (X) 30% or more of the combined voting power of the Company's then outstanding securities and (Y) more of the combined voting power of the Company's then outstanding securities then owned by the Purchasers and their Permitted Transferees; or

                (iii) the stockholders of the Company shall approve a definitive agreement (X) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradeable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or (C) any "person,"
        including  a  "group"  (as such  terms  are used in  Sections  13(d) and
        14(d)(2)  of  the  Exchange  Act,  but   excluding   the  Company,   its
        Subsidiaries, any employee benefit plan of the Company or any Subsidiary, employees of the Company or any Subsidiary, the Purchasers and their Permitted Transferees, or any group of which any of the foregoing is a member), who is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the then outstanding securities of the surviving entity and more of the combined voting power of the then outstanding securities of the surviving entity then owned by the Purchasers and their Permitted Transferees or (Y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company, or

                (iv) any other event or transaction that is declared by resolution of the Board to constitute a Change in Control for purposes of the Plan.

                Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

                "CHANGE IN CONTROL PRICE" shall mean the highest price per share paid or offered in any bona fide transaction related to a Change in Control, as determined by the Committee, EXCEPT THAT, in the case of Incentive Stock Options, such price shall be the Fair Market Value on the date on which the cash out described in Section 11(a) occurs.

                "CLASS A SHARES" shall mean the Class A Common Stock of the Company, $.002 par value.

                "CLASS B SHARES" shall mean the Class B Common Stock of the Company, $.002 par value.

                "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                "COMMITTEE" shall mean a committee appointed by the Board and consisting of two or more members of the Board, each of whom is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                "COMMON STOCK" shall mean the Class A Shares together with the Class B Shares.

                "COMPANY" shall mean Infinity Broadcasting Corporation and any successor thereto.

                "DEFERRED ANNUAL AMOUNT" shall mean, with respect to any year, the amount of compensation that a Participant elects to defer in exchange for an award of Elective Units as determined pursuant to Section 8 hereof.

                "DEFERRED SHARE" shall mean a contractual right to receive a share of Common Stock at the time and subject to the conditions set forth in
Section 9 hereof.

                "DEFERRED COMPENSATION STOCK" shall mean a contractual right to receive a share of Common Stock at the time and subject to the conditions set forth in Section 8 hereof.

                "DISABILITY" shall mean "disability" as defined in Section 22(e)(3) of the Code, or as otherwise defined by the Committee at or after the date of grant.

                "EARLY RETIREMENT" shall mean retirement at or after the earliest age at which the Participant may retire and receive an immediate, but actuarially reduced, retirement benefit under any defined benefit pension plan maintained by the Company or any of its Subsidiaries in which such Participant participates.

                "EBITDA" shall mean the earnings of the Company and its consolidated subsidiaries before interest, taxes, depreciation and amortization, as reported in the Company's report on Form 10-K for the applicable Plan Year or, if for a portion of a Plan Year, as approved by the Board based on the Company's books and records; PROVIDED HOWEVER, in the event of any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, acquisition, disposition or other similar event which affects the financial statements of the Company such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee may, in such manner as the Committee may deem equitable, make adjustments to EBITDA for purposes of the Plan.

                "ELECTIVE UNITS" shall mean an award of Deferred Compensation Stock made pursuant to Section 8 in respect of a Participant's Deferred Annual Amount.

                "ELIGIBLE EMPLOYEE" shall mean each Executive Officer, each other key employee of the Company or its Subsidiaries, and each Nonemployee Director who is not a member of the Committee at the time an Award is to be granted and will not become a member of the Committee within 12 months after the grant of an Award.

                "EMPLOYMENT" shall mean, for purposes of Sections 5(d), 6(b) and 7(b), continuous and regular salaried employment with the Company or a Subsidiary and, with respect to a Nonemployee Director, service as a Director, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary of the Company.

                "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                "EXECUTIVE OFFICER" shall mean those persons who are officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

                "FAIR MARKET VALUE" shall mean, on any date, the closing price of a Class A Share, as reported for such day on a national exchange, or, if the Common Stock is not traded on a national securities exchange, the mean between the closing bid and asked prices for a share of Common Stock on such date, as reported on a nationally recognized system of price quotation. In the event that there are no Class A Share transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Class A Share transactions were so reported. The Fair Market Value of a Class B Share shall be deemed equal to that of a Class A Share.

                "INCENTIVE DEFERRED SHARE" shall mean any Award of a Deferred Share granted under Section 7 which is made or becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

                "INCENTIVE STOCK" shall mean any Award of Common Stock granted under Section 7 which is made or becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.


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



                "INCENTIVE STOCK OPTION" shall mean an Option which is intended to meet the requirements of Section 422 of the Code and is designated as an incentive stock option.

                "INCENTIVE UNIT" shall mean any Award of a contractual right granted under Section 7 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which is made or becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee.

                "NONEMPLOYEE DIRECTOR" shall mean a member of the Board who is not an employee of the Company or its Subsidiaries.

                "NONSTATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

                "NORMAL RETIREMENT" shall mean retirement at or after the earliest age at which the Participant may retire and receive a retirement benefit without an actuarial reduction for early commencement of benefits under any defined benefit pension plan maintained by the Company or any of its Subsidiaries in which such Participant participates.

                "OPTION" shall mean the right to purchase the number of Class A and Class B Shares specified by the Committee, at a price and for the term fixed by the Committee in accordance with the Plan and subject to any other limitations and restrictions as this Plan and the Committee shall impose.

                "PARTICIPANT" shall mean an Eligible Employee who is selected by the Committee to receive an Award under the Plan.

                "PLAN" shall mean the Infinity Broadcasting Corporation 1996 Long-Term Incentive Plan, described herein, and as may be amended from time to time.

                "PLAN YEAR" shall mean any fiscal year of the Company.

                "PREDECESSOR PLAN" shall mean each of the Infinity Broadcasting Corporation Stock Option Plan and the Infinity Broadcasting Corporation Deferred Share Plan.

                "RESTRICTED PERIOD" shall mean the period during which a grant of Incentive Stock, Restricted Stock, Incentive Units, Restricted Units or Incentive Deferred Shares is subject to forfeiture or the period during which an outstanding grant of Options or Special Options is not exercisable.

                "RESTRICTED STOCK" shall mean any Award of Common Stock granted under Section 6 which would become vested and nonforfeitable, in whole or in part, upon the completion of such period of service as shall be determined by the Committee.

                "RESTRICTED UNIT" shall mean any Award of a contractual right granted under Section 6 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of the Common Stock) which would become vested and nonforfeitable, in whole or in part, upon the completion of such period of service as shall be determined by the Committee.

                "SPECIAL OPTION" shall mean an Option whose exercise price is not less than 85% of the Fair Market Value of a share of Common Stock on the date such Option is granted.

                "STOCKHOLDERS' AGREEMENT" shall mean the Stockholders' Agreement, dated as of September 10, 1990, as amended, among the Company, Mel Karmazin, Michael A. Wiener, Gerald Carrus, and Shearson Lehman Hutton Capital Partners II L.P., Shearson Lehman Hutton Merchant Banking Portfolio Partnership L.P., and Shearson Lehman Hutton Offshore Investment Partnership L.P.

                "SUBSIDIARY" shall mean any corporation of which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined equity interests in such organization.

                "SUPPLEMENTAL UNITS" shall mean an award of Deferred Compensation Stock made pursuant to Section 8 with respect to a number of shares in excess of the number of shares corresponding to the Participant's Elective Units.

Section 3.  ADMINISTRATION.

                The Plan shall be administered by the Committee. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

Section 4.  MAXIMUM AMOUNT OF SHARES AVAILABLE FOR AWARDS.

                (a) MAXIMUM NUMBER OF SHARES. The maximum number of Class A Shares in respect of which Awards may be made under the Plan shall be 1,500,000, and the maximum number of Class B Shares in respect of which Awards may be made under the Plan shall be 3,000,000, provided that additional Awards of Class A Shares may be made up to the total Class B Shares which remain available to be awarded, in which event the number of Class B Shares remaining shall be reduced by the number of Class A Shares awarded. Without limiting the generality of the foregoing, whenever shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan or any Option granted under the Predecessor Plan only the net number of shares actually issued shall be counted against the foregoing limit or the applicable limit in the Predecessor Plan. Notwithstanding the foregoing, but subject to the provisions of Section 4(c), in no event shall the number of shares of Common Stock issued under the Plan with respect to (I) Restricted Stock and Restricted Units exceed 1,500,000 shares of Common Stock, (II) Incentive Stock or Incentive Units exceed 1,500,000 shares of Common Stock, or (III) Deferred Shares or Incentive Deferred Shares exceed 1,500,000 (in each case in proportion that Class A and Class B Shares are authorized); PROVIDED THAT the aggregate number of shares of Common Stock issued under the Plan with respect to the Awards described in (i), (ii) and (iii) above shall not exceed 1,500,000. The maximum number of shares of Common Stock that may be awarded to a Participant in any calendar year, beginning in 1996, shall not exceed 750,000, except that up to 2,250,000 shares may be awarded under the Plan once to the Chief Executive Officer of the Company. Commencing in 1997, the maximum number of shares of Common Stock that may be awarded to a Participant in any single calendar year shall be (I) 750,000 plus (II) the excess, if any, of (X) the maximum award that could have been made to such Participant in the most recent calendar year in which such Participant received an award hereunder over (Y) the total number of shares of Common Stock as to which awards were made to such Participant in such most recent calendar year (such excess being referred to as the "Additional Amount"). In no event shall any Participant's Additional Amount exceed 750,000.

                (b) SHARES AVAILABLE FOR ISSUANCE. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares held in the Company's treasury and not reserved for some other purpose. In the event that any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award. In addition, if any Award in respect of shares is canceled or forfeited for any reason without delivery of shares of Common Stock, the shares subject to such Award shall thereafter again be available for award pursuant to the Plan.

                (c) ADJUSTMENT FOR CORPORATE TRANSACTIONS. In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affects the Common Stock such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Committee may, in such manner as the Committee may deem equitable, adjust any or all of (I) the number and kind of shares which thereafter may be awarded or optioned and sold, (II) the number and kinds of shares subject to outstanding Options and other Awards and (III) the grant, exercise or conversion price with respect to any of the foregoing. Additionally, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Option or other Award. However, the number of shares subject to any Option or other Award shall always be a whole number.



Section 5.  STOCK OPTIONS.

                (a) GRANT. Subject to the provisions of the Plan, the Committee shall have the authority to grant Options to an Eligible Employee and to determine (I) the number of shares to be covered by each Option, (II) the exercise price therefor and (III) the conditions and limitations applicable to the exercise of the Option; provided however, during the period commencing on the effective date of the Plan and ending on June 30, 1998, the Committee shall grant to the Chief Executive Officer of the Company Options for no less than 2,250,000 Class B Shares, which Options may be granted in one or more installments. Notwithstanding the foregoing, beginning in 1996, in no event shall the Committee grant any Participant Options in any single calendar year for more than 750,000 shares of Common Stock, as such number may be adjusted pursuant to Section 4(c), except that, the Committee may make one grant to the Chief Executive Officer of the Company of Options for no more than 2,250,000 shares of Common Stock, which options may be granted in one or more installments, and the annual limitation set forth in the beginning of this sentence shall apply to all other grants to the Chief Executive Officer. Commencing in 1997, the maximum number of shares of Common Stock as to which Options may be granted to a Participant in any single calendar year shall be (I) 750,000 plus (II) the excess, if any, of (X) the maximum award that could have been made to such Participant in the most recent calendar year in which such Participant received an award hereunder over (Y) the total number of shares of Common Stock as to which Options were awarded to such Participant in such most recent calendar year (such excess being referred to as the "Additional Amount"). In no event shall any Participant's Additional Amount exceed 750,000. The
Committee shall have the authority to grant Incentive Stock Options or Nonstatutory Stock Options; PROVIDED THAT Incentive Stock Options may not be granted to any Participant who is not an employee of the Company or one of its Subsidiaries at the time of grant. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code and the regulations thereunder. The term of an Option other than an Incentive Stock Option shall not exceed 15 years from the date of grant.

                (b) OPTION PRICE. The exercise price of each Option will not be less than the Fair Market Value of the underlying stock on the date of grant, unless otherwise determined by the Committee.

                (c)  EXERCISE.  Each Option shall be exercised at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter; provided, however, that if the Committee does not establish a different exercise schedule at or after the date of grant of an Option, such Option shall become exercisable in five cumulative annual installments beginning on the first anniversary of the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including without limitation, any conditions relating to the application of federal or state securities laws. The Committee may provide, at or after the date of grant, for the deferral at the election of the Participant, until a date or dates determined by the Committee in its discretion, of the delivery of shares pursuant to the exercise of Options, subject to the terms and conditions established by the Committee. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the option price therefor. Without limiting the generality of the foregoing, payment of the option price may be made in cash or its equivalent or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

                (d)  TERMINATION  OF  EMPLOYMENT.  Unless  the  Committee  shall otherwise determine at or after grant, an Option shall be exercisable following the termination of a Participant's Employment only to the extent provided in this Section 5(d). If a Participant's Employment terminates due to the Participant's (I) death, (II) Disability, (III) Early Retirement with the consent of the Committee or (IV) Normal Retirement, the Participant (or, in the event of the Participant's death or Disability during Employment or during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option held by the Participant at the time of such termination, regardless of whether then exercisable, for a period of three years (or such greater or lesser period as the Committee shall determine at or after grant), but in no event after the date the Option otherwise expires. If a Participant's Employment is terminated for Cause (or, if after the Participant's termination of Employment, the Committee determines that the Participant's Employment could have been terminated for Cause had the Participant still been employed or has otherwise engaged in conduct that is detrimental to the interests of the Company, as determined by the Committee in its sole discretion), all Options held by the Participant shall immediately terminate, regardless of whether then exercisable. In the event of a Participant's termination of Employment for any reason not described in the preceding two sentences, the Participant (or, in the event of the Participant's death or Disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option which was exercisable at the time of such termination for 90 days (or such greater or lesser period as the Committee shall specify at or after the grant of such Option) following the date of such termination, but in no event after the date the Option otherwise expires.


Section 6.  RESTRICTED STOCK AND RESTRICTED UNITS

                (a) GRANT OF RESTRICTED STOCK OR RESTRICTED UNITS. The Committee may grant Awards of Restricted Stock or Restricted Units to Participants at such times and in such amounts, and subject to such other terms and conditions, not inconsistent with the Plan, as it shall determine. Each grant of Restricted Stock or Restricted Units shall be evidenced by an Award Agreement. Unless the Committee provides otherwise at or after the date of grant, stock certificates evidencing any shares of Restricted Stock so granted shall be held in the custody of the Secretary of the Company until the Restricted Period lapses, and, as a condition to the grant of any Award of shares of Restricted Stock, the Participant shall have delivered to the Secretary of the Company a certificate, endorsed in blank, relating to the shares of Common Stock covered by such Award.

                (b) TERMINATION OF EMPLOYMENT. Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an award of Restricted Stock or Restricted Units outstanding at the time of the Participant's termination of Employment shall be determined under this Section 6(b). In the event that a Participant's Employment terminates due to the Participant's (I) death, (II) Disability, (III) Early Retirement with the consent of the Committee or (IV) Normal Retirement, any award of Restricted Stock or Restricted Units shall become vested and nonforfeitable on the date of such termination as to that number of shares which is equal to the number of shares of Common Stock subject to such Award times a fraction, the numerator of which is the number of days the Participant was employed during the Restricted Period (or, in the case of an Award which has previously vested in part (an "Installment Award"), the number of days worked since the last vesting date) and the denominator of which is the total number of days during the Restricted Period (or, in the case of an Installment Award, the number of days between the last vesting date and the end of the Restricted Period). Unless the Committee otherwise determines, any portion of any Restricted Stock or Restricted Unit Award that has not become nonforfeitable at the date of a Partici- pant's termination of Employment shall be forfeited as of such date.

                (c) DELIVERY OF SHARES. Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, the restrictions applicable to the Restricted Stock or Restricted Units shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. No payment will be required to be made by the Participant upon the delivery of such shares of Common Stock and/or cash, except as otherwise provided in Section 12(a) or 12(b) of the Plan. At or after the date of grant, the Committee may accelerate the vesting of any award of Restricted Stock or Restricted Units or waive any conditions to the vesting of any such award.

                (d) RESTRICTED PERIOD; RESTRICTIONS ON TRANSFERABILITY DURING RESTRICTED PERIOD. Unless otherwise determined by the Committee at or after the date of grant, the Restricted Period applicable to any award of Restricted Stock or Restricted Units shall lapse, and the shares related to such award shall become freely transferable, in five cumulative annual installments beginning on the first anniversary of the date of grant. Restricted Stock or Restricted Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any award of Restricted Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. Payment for Restricted Stock Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee.

                (e)  RIGHTS  AS  A  STOCKHOLDER;  DIVIDEND  EQUIVALENTS.  Unless
otherwise determined by the Committee at or after the date of grant, Participants granted shares of Restricted Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Restricted Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Restricted Units, an amount equal to any dividends paid by the Company during the Restricted Period with respect to the corresponding number of shares of Common Stock ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Stock credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of additional Restricted Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (X) the value of such Dividend Equivalent on the record date by (Y) the Fair Market Value of a share of Common Stock on such date.

Section 7.  INCENTIVE AND SPECIAL AWARDS.

                (a) INCENTIVE STOCK,  INCENTIVE UNITS, INCENTIVE DEFERRED SHARES
AND SPECIAL OPTIONS. Subject to the provisions of the Plan, the Committee shall have the authority to grant Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options to any Participant and to determine (I) the number of shares of Incentive Stock and the number of Incentive Units, Incentive Deferred Shares or Special Options to be granted to each Participant; and (II) the other terms and conditions of such Awards; PROVIDED THAT, to the extent necessary to comply with applicable law, Incentive Stock shall only be awarded to an Eligible Employee who has been employed for such minimum period of time as shall be determined by the Committee. The Committee may award Incentive Stock or
Incentive Units, Incentive Deferred Shares or Special Options upon the attainment of performance objectives (as described in this section 7(a)) established by the Committee for such measurement or measurement periods selected by the Committee, subject to such other terms and conditions, not inconsistent with this Plan, as it shall determine. Alternatively, the Committee may provide that the Restricted Period related to Incentive Stock, Incentive Units or Incentive Deferred Shares shall lapse (or that Special Options shall become exercisable) upon the determination by the Committee that the performance objectives established by the Committee have been attained, in whole or in part. The performance objectives established by the Committee may be related to the performance of (I) the Company, (II) a Subsidiary, (III) a division or unit of the Company or any Subsidiary, (IV) the Participant or (V) any combination of the foregoing, over a measurement period or periods established by the Committee. The maximum number of shares of Common Stock that may be subject to any Awards of Incentive Stock, Incentive Units, Incentive Deferred Shares and Special Options granted to a Participant in any single calendar year, beginning in 1996, shall not exceed 750,000 as to each such type of Award, as each such number may be adjusted pursuant to Section 4(c). Commencing in 1997, the maximum number of shares of Common Stock that may be subject to any Awards of Incentive Stock, Incentive Units, Incentive Deferred Shares and Special Options to a Participant granted in any single calendar year shall be (I) 750,000 plus (II) the excess, if any, of (X) the maximum award that could have been made to such Participant in the most recent calendar year in which such Participant received an award hereunder over (Y) the total number of shares of Common Stock as to which awards of Incentive Stock, Incentive Units, Incentive Deferred Shares and Special Options were granted to such Participant in such most recent calendar year (such excess being referred to as the "Additional Incentive Amount"). In no event shall any Participant's Additional Incentive Amount exceed 750,000. Unless the Committee otherwise determines at the time of grant of Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options to an Executive Officer, the performance objectives with respect to such Award shall be related to at least one of the following criteria, which may be determined solely by reference to the performance of the Company or a Subsidiary (or a business unit of either or any combination of the foregoing) or based on comparative performance relative to other companies: (I) EBITDA, (II) total return to shareholders, (III) return on equity, (IV) operating income or net income, (V) return on capital, (VI) cash flow or (VII) Fair Market Value of the Common Stock. Except to the extent otherwise expressly provided herein, the Committee may, at any time and from time to time, change the performance objectives applicable with respect to any Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options to reflect such factors, including, without limitation, changes in a Participant's duties or responsibilities or changes in business objectives (E.G., from corporate to Subsidiary or business unit performance or vice versa), as the Committee shall deem necessary or appropriate. In making any such adjustment, the Committee shall adjust the number of Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options or take other appropriate actions to prevent any enlargement or diminution of the Participant's rights related to service rendered and performance attained prior to the effective date of such adjustment.

                (b) TERMINATION OF EMPLOYMENT. (i) Unless the Committee otherwise determines at or after grant, the rights of a Participant with respect to an award of Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options outstanding at the time of the Participant's termination of Employment shall be determined under this Section 7(b)(i) if the Committee has provided that the Restricted Period with respect to such Award shall lapse (or that such Award shall become exercisable) upon the determination by the Committee that performance objectives established by the Committee have been attained in whole or in part. In the event that a Participant's Employment terminates due to the Participant's (I) death, (II) Disability, (III) Early Retirement with the consent of the Committee or (IV) Normal Retirement, any such award of Incentive Stock, Incentive Units or Incentive Deferred Shares shall become vested and non- forfeitable (and any such award of Special Options shall become exercisable) at the end of the measurement period as to that number of shares which is equal to that percentage, if any, of such award that would have been earned based on the attainment or partial attainment of such performance objectives times a fraction, the numerator of which is the number of days the Participant was employed during the Restricted Period (or, in the case of an Award which has previously vested in part (an "Installment Award"), the number of days the Participant was employed since the last vesting date) and the denominator of which is the total number of days during the Restricted Period (or, in the case of an Installment Award, the number of days between the last vesting date and the end of the Restricted Period); PROVIDED THAT, any portion of any Incentive Stock, Incentive Unit or Incentive Deferred Share award that does not become vested as of the times set forth in this sentence shall be forfeited at such times. In all other cases, any portion of any such award of Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

                (ii) Unless the Committee determines otherwise at or after grant, the rights of a Participant with respect to all other awards of Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options outstanding at the time of the Participant's termination of Employment shall be determined in accordance with the applicable principles set forth in Sections 5(d), 6(b), or 8(b).

                (c) AWARDS NONTRANSFERABLE. Incentive Stock or Incentive Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued in respect of Incentive Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any award of Incentive Stock, unless otherwise forfeited, the Company shall deliver such certificates to the Participant or to the Participant's legal representative. Payment for Incentive Units shall be made by the Company in shares of Common Stock, cash or in any combination thereof, as determined by the Committee; PROVIDED THAT, the Committee may provide, at or after the date of grant, for the deferral of the delivery until a date or dates established by the Committee of shares of Common Stock or other payment pursuant to Incentive Units, Incentive Deferred Shares or Special Options, subject to the terms and conditions established by the Committee.

                (d)  RIGHTS  AS  A  STOCKHOLDER;  DIVIDEND  EQUIVALENTS.  Unless
otherwise determined by the Committee at or after the date of grant, Participants granted shares of Incentive Stock shall be entitled to receive, either currently or at a future date, as specified by the Committee, all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock or other property (other than cash), such shares and other property shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Incentive Stock with respect to which they were paid. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of Incentive Units, an amount equal to any dividends paid by the Company during the period of deferral with respect to the corresponding number of shares of Common Stock ("Dividend Equivalents"). To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Stock credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of additional Incentive Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (X) the value of such Dividend Equivalent on the record date by (Y) the Fair Market Value of a share of Common Stock on such date.

                (e) INTERPRETATION. Notwithstanding anything else contained in this Section 7 to the contrary, if any award of Incentive Stock, Incentive Units, Incentive Deferred Shares or Special Options is intended, at the time of grant, to be other performance based compensation within the meaning of Section 162(m)(4)(C) of the Code, to the extent required to so qualify any Award hereunder, the Committee shall not be entitled to exercise any discretion otherwise authorized under this Section 7 with respect to such award if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such award to fail to qualify as other performance based compensation.

Section 8.  DEFERRED COMPENSATION STOCK.

                (a) DEFERRED COMPENSATION STOCK AWARDS. On such date or dates as shall be established by the Committee and subject to such terms and conditions as the Committee shall determine, a Participant may be permitted to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus ("Deferred Annual Amount") payable by the Company or a Subsidiary and receive in lieu thereof a number of Elective Units equal to the greatest whole number which may be obtained by dividing (X) the amount of the Deferred Annual Amount by (Y) the Fair Market Value of a share of Common Stock on the date of grant. No shares of Common Stock will be issued at the time an award of Deferred Compensation Stock is made and the Company shall not be required to set aside a fund for the payment of any such award. The Company will establish a separate account for the Participant and will record in such account the number of Elective Units awarded to the Participant. To the extent the Committee so determines, a Participant who receives an award of Elective Units shall receive that number of Supplemental Units equal to the greatest whole number which may be obtained by dividing (X) such percentage of the Deferred Annual Amount as is determined by the Committee at the date of grant by (Y) the Fair Market Value of a share of Common Stock on the date of grant.

                (b) RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS. A Participant shall not have any right in respect of Deferred Compensation Stock awarded pursuant to the Plan to vote on any matter submitted to the Company's stockholders until such time as the shares of Common Stock attributable to such Deferred Compensation Stock have been issued to such Participant or his beneficiary. The Committee will determine whether and to what extent to credit to the account of, or to pay currently to, each recipient of a Deferred Compensation Stock Unit award, any Dividend Equivalents. To the extent provided by the Committee at or after the date of grant, any Dividend Equivalents with respect to cash dividends on the Common Stock credited to a Participant's account shall be deemed to have been invested in shares of Common Stock on the record date established for the related dividend and, accordingly, a number of Deferred Compensation Stock Units shall be credited to such Participant's account equal to the greatest whole number which may be obtained by dividing (X) the value of such Dividend Equivalent on the record date by (Y) the Fair Market Value of a share of Common Stock on such date.

                (c)  VESTING OF DEFERRED  COMPENSATION  STOCK UNIT  AWARDS.  The
portion of each Deferred Compensation Stock Unit award that consists of Elective Units, together with any Dividend Equivalents credited with respect thereto, shall be fully vested at all times. Unless the Committee provides otherwise at or after the date of grant, the portion of each Deferred Compensation Stock Unit award that consists of Supplemental Units, together with any Dividend Equivalents credited with respect thereto, will become vested in five cumulative annual installments beginning on the first anniversary of the date the corresponding Deferred Annual Amount would have been paid absent the
Participant's election to defer provided the Participant remains in the continuous employ of the Company or a Subsidiary through such date. Notwithstanding the foregoing, the Committee may accelerate the vesting of any Deferred Compensation Stock Unit award at or after the date of grant.

                (e) SETTLEMENT OF DEFERRED COMPENSATION STOCK. Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Elective Unit (and related Dividend Equivalents) as of the date of such Participant's termination of
Employment (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). Unless the Committee determines otherwise at or after the date of grant, a Participant shall receive one share of Common Stock for each Supplemental Unit (and related Dividend Equivalents) that shall have become vested on or prior to the date of such Participant's termination of Employment, other than any such termination for Cause, on the date of such termination of employment (or on such earlier date as the Committee shall permit or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). In the event of the termination of a Participant's Employment for Cause, the
Participant shall immediately forfeit all rights with respect to any Supplemental Units (and Related Dividend Equivalents) credited to his account. The Committee may provide in the Award Agreement applicable to any Award of Deferred Compensation Stock that, in lieu of issuing shares of Common Stock in settlement of the vested portion of such Deferred Compensation Stock Unit, the Committee may direct the Company to pay to the Participant the cash balance of such Deferred Compensation Stock.

Section 9.  DEFERRED SHARES.

                (a) GRANT OF DEFERRED SHARES. The Committee may grant Awards of Deferred Shares to Participants at such times and in such amounts, and subject to such other terms and conditions, not inconsistent with the Plan, as it shall determine. Each grant of Deferred Shares shall be evidenced by an Award Agreement.

                (b) VESTING OF DEFERRED SHARES. Unless the Committee provides otherwise at or after the date of grant, each Deferred Share award will become vested in five cumulative annual installments beginning on the first anniversary of the date of grant, provided the Participant remains in the continuous employ of the Company or a Subsidiary through each such date. Notwithstanding the foregoing, the Committee may accelerate the vesting of any Deferred Share award at or after the date of grant. Unless the Committee otherwise determines, any portion of any Deferred Share award that has not become nonforfeitable at the date of a Participant's termination of Employment shall be forfeited as of such date.

                (c) DELIVERY OF SHARES. Upon the occurrence of a "Triggering Event" (as defined in Section 2.21 of the Predecessor Plan), and the satisfaction (as determined by the Committee) of any other conditions determined by the Committee, a stock certificate for the number of shares of Common Stock with respect to the vested portion of the Deferred Share Award shall be delivered as soon as practicable thereafter, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be, PROVIDED THAT, the Committee may provide, at or after the date of grant, for the deferral of the delivery until a date or dates established by the Committee of shares of Common Stock pursuant to Deferred Shares, subject to the terms and conditions established by the Committee. No payment will be required to be made by the Participant upon the delivery of such shares of Common Stock, except as otherwise provided in Section 12(a) or 12(b) of the Plan. At or after the date of grant, the Committee may accelerate the vesting of any award of Deferred Shares or waive any conditions to the vesting of any such award.


Section 10.  STOCK IN LIEU OF CASH.

                The Committee may grant Awards or shares of Common Stock in lieu of all or a portion of an award otherwise payable in cash to an Executive Officer pursuant to any bonus or incentive compensation plan of the Company. If shares are issued in lieu of cash, the number of shares of Common Stock to be issued shall be the greatest number of whole shares which has an aggregate Fair Market Value on the date the cash would otherwise have been payable pursuant to the terms of such other plan equal to or less than the amount of such cash.

Section 11.  CHANGE IN CONTROL

                 (a) ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 11(b) below, in the event of a Change in Control, each Option shall promptly be canceled in exchange for a payment in cash of an amount equal to the excess of the Change of Control Price over the exercise price for such Option, the Restricted Period applicable to all shares of Restricted Stock or Restricted Units shall expire and all such shares shall become nonforfeitable and immediately transferable and all Deferred Compensation Stock and Deferred Shares shall become fully vested and the shares of Common Stock with respect thereto shall be immediately payable.

                 (b) ALTERNATIVE AWARDS. Notwithstanding Section 11(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award or any class of Awards if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award or class of Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award") by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Award must:

                (i) be based on stock which is traded on an established securities market, or which will be so traded within 60 days following the Change in Control;

                (ii) provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under such prior Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

                (iii) have substantially equivalent economic value to such prior Award (determined by the Committee as constituted immediately prior to the Change in Control, in its sole discretion, promptly after the Change in Control); and

                (iv) have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated (other than for Cause) upon or following such Change in Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

                For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a material reduction in the Participant's responsibilities or the relocation of the Participant's principal place of employment to another location a material distance farther away from the Participant's home, in each case, without the Participant's prior written consent.


Section 12.  GENERAL PROVISIONS.

                (a) WITHHOLDING. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of any Award satisfied in the form of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy any withholding tax obligations applicable with respect to such Award. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

                (b) AWARDS. Each Award hereunder shall be evidenced in writing. The written agreement shall be delivered to the Participant and shall incorporate the terms of the Plan by reference and specify the terms and conditions thereof and any rules applicable thereto. To the extent required by applicable law, with respect to any Award satisfied in the form of Common Stock, no shares shall be issued unless and until the Participant pays to the Company the aggregate par value of such Common Stock.

                (c) NONTRANSFERABILITY. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant's family or to a trust or similar vehicle for the benefit of such family members (collectively, the "Permitted Transferees"), no Award shall be assignable or transferable except by will or the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercis- able during his lifetime only by such Participant or, if applicable, the Permitted Transferees.

                (d) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company and each Subsidiary expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

                (e) NO RIGHTS TO AWARDS, NO SHAREHOLDER RIGHTS. No Participant or Eligible Employee shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Participants and Eligible Employees. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a shareholder with respect to any shares of Common Stock to be issued under the Plan prior to the issuance thereof.

                (f) CONSTRUCTION OF THE PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of New York.

                (g) LEGEND. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock or Incentive Stock awarded under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                "The shares of stock represented by this certificate are subject to the terms and conditions contained in the Infinity Broadcasting Corporation 1996 Long-Term Incentive Plan and the Award Agreement, dated as of _____, between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in Section 12(c) of the Plan or in such Award Agreement) until _______________."

                Upon the lapse of the Restricted Period with respect to any such shares of Restricted Stock or Incentive Stock, the Company shall issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

                (h) EFFECTIVE DATE. Subject to the approval of the shareholders of the Company (which shall be sought by the Company if so authorized by the Board), the Plan shall be effective on the date the Plan is approved by shareholders. No Awards may be granted under the Plan after April 15, 2006. Subject to shareholder approval of the Plan, (I) if the Committee so determines and the holder thereof shall consent to any amendment to any outstanding option or deferred share that has an adverse affect on such holder's rights thereunder, the provisions of the Plan relating to Options and Deferred Shares shall apply to, and govern, existing option grants and deferred share awards under each Predecessor Plan and, such options and deferred shares shall be amended to provide such holder with such additional benefits, and (II) the provisions of this Plan relating to Awards of Options and Deferred Shares shall govern and supersede all inconsistent provisions of each Predecessor Plan (other than the provisions of such plans relating to the number of shares authorized for award thereunder and the maximum awards that may be granted thereunder for specified periods).

                (i) AMENDMENT OF PLAN. The Board or the Committee may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such amendment would

        (1) increase the number of shares of Common Stock subject to the Plan, except pursuant to Section 4(c);

        (2)     change the price at which Options may be granted; or

        (3)     remove the administration of the Plan from the Committee.

                Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

                (j) APPLICATION OF PROCEEDS. The proceeds received by the Company from the sale of its shares under the Plan will be used for general corporate purposes.

                (k) COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards, and neither the Company nor its directors or officers shall have any obligation or liability to the Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.

                (l) DEFERRALS. The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any of its Subsidiaries from being denied a Federal income tax deduction with respect to any Award other than an Incentive Stock Option; provided that such deferral shall not result in the inability of the holder to exercise such award prior to its expiration.

                (m) GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                AMENDMENT TO THE
                         CASH BONUS COMPENSATION PLAN OF
                        INFINITY BROADCASTING CORPORATION

                The Plan is amended, effective as of March 18, 1996, in the manner set forth below:

                1. Section 6(b) of the Plan is amended by adding the following provision at the end thereof:

                "; PROVIDED HOWEVER, in the event of any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, acquisition, disposition or other similar event which affects the financial statements of the Company such that an adjustment is required to preserve, or to prevent enlargement of, the benefits or potential benefits made available under this Plan, then the Administrator may, in such manner as the Administrator may deem equitable, make adjustments to EBITDA for purposes of the Plan."

                2. Section 6(c)(i) of the Plan is amended in its entirety so that it reads as follows:

                "If the EBITDA Target for the Plan Year has been attained as of the last day of the applicable Plan Year, the Administrator shall certify the attainment of such target and, following such certification, may award any Eligible Participant who was employed by the Company on the last day of the Plan Year a cash bonus. The maximum cash bonus that may be awarded to any such Eligible Participant with respect to the first Plan Year in which such participant is eligible to receive an award hereunder shall be (X) $5,000,000 with respect to an award to the CEO and
                (Y) $2,000,000 with respect to an award to any other Eligible Participant. The maximum cash bonus that can be awarded to an Eligible Participant for each succeeding Plan Year shall be the sum of (X) $5,000,000, with respect to the CEO, and $2,000,000 with respect to any other Eligible Participant, and (Y) the excess, if any, of (A) the maximum cash bonus that could have been awarded to such Eligible Participant for the most recent Plan Year with respect to which such Eligible Participant could have received an award hereunder over (B) the cash bonus amount actually awarded to such Eligible Participant with respect to such most recent Plan Year (such excess being referred to herein as the Eligible Participant's "Additional Amount"). In no event shall (X) the CEO's Additional Amount exceed $5,000,000, and (Y) any other Eligible Participant's Additional Amount exceed $2,000,000 for any Plan Year."

                3.  A new Section 6(f) is added to the Plan as follows:

                 "(f) DEFERRED PAYMENT OF AWARDS. Notwithstanding anything to the contrary contained herein, the Administrator may permit the deferral of the payment of any award to an Eligible Participant upon the advance election of such Eligible Participant, on terms and conditions established by the Administrator."

                 IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment as of _________, 1996.

                                       INFINITY BROADCASTING CORPORATION

                                       By:
                                          ------------------------------
                                       Name: Farid Suleman
                                       Title: VP of Finance

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Infinity Broadcasting Corporation                                    Proxy Form

              Proxy Solicited on Behalf of the Board of Directors
                     for the Annual Meeting of Stockholders
                                  July 10, 1996

The undersigned hereby appoint(s) Michael A. Wiener and Gerald Carrus, or either of them, each with full power of substitution, as proxies to vote all stock in Infinity Broadcasting Corporation that the undersigned would be entitled to vote on all matters that may come before the 1996 Annual Meeting of Stockholders and any adjournments thereof.

Returned proxy forms will be voted: (1) as specified on the matters listed on the reverse side of this form; (2) in accordance with the Directors' recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that properly come before the meeting.

Your shares will not be voted unless your signed Proxy Form is returned or you otherwise vote at the meeting.







SIGNATURE(S)__________________________  Dated: ______________________, 1996

Please sign as registered and return promptly in the enclosed envelope. Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.






      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
_______________________________________________________________________________
_______________________________________________________________________________

The Board of Directors recommends a vote FOR the proposals relating to:

A. Election of Directors (to withhold vote for any nominee,
    write his name on the line provided)                                VOTE
                                                              FOR     WITHHELD

    Nominees for election by holders of all classes of
    stock (Michael A. Wiener, Gerald Carrus,                 [   ]     [   ]
    Mel Karmazin, Farid Suleman and Steven A. Lerman)


    Nominees for election by holders of Class A Shares       [   ]     [   ]
    only (Alan R. Batkin and Jeffrey Sherman)

    Nominees for election by holders of Class C Shares only  [   ]     [   ]
    (James A. Stern and James L. Singleton)


                                              For       Against     Abstain

B.  Approval of the amendment to              [ ]          [ ]        [ ]
    Infinity Broadcasting Corporation's
    Restated Certificate of Incorporation
    to increase the number of
    authorized Class A Shares.

C.  Approval of the Infinity                  [ ]          [ ]        [ ]
    Broadcasting Corporation 1996
    Long-Term Incentive Plan

D.  Approval of certain amend-                [ ]          [ ]        [ ]
    ments to the Infinity
    Broadcasting Corporation
    Cash Bonus Compensation Plan.

E.  KPMG Peat Marwick as                      [ ]          [ ]        [ ]
    Independent Auditors

Please complete, sign and date and return promptly.

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